UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	8-31

Date of reporting period:	8-31-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
August 31, 2010

American Century Investments®

California High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

California High-Yield Municipal

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	34

Other Information

Proxy Voting Results	35
Management	36
Board Approval of Management Agreements	40
Additional Information	45
Index Definitions	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President's Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended August 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal Market Review

Municipal bonds produced solid returns during the 12 months ended August 31, 2010 (see the accompanying table). Economic growth was uneven, fueling investor uncertainty, which helped bonds. On the upside, the government’s extraordinary monetary and fiscal stimulus policies enacted in late 2008 meant a return to positive growth in the second half of 2009 and early 2010. However, financial market volatility in May and June related to the European sovereign debt crisis led many to worry about another potential economic slowdown. In addition, the housing market and consumer debt levels remained concerns, while the unemployment rate ended August at 9.6% and the Federal Reserve (the Fed) talked of the growing risk of deflation. In that environment, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero, while bond yields remained in the neighborhood of record lows.

Better economic and market conditions—particularly early in the fiscal year—caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in August, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

California Credit Comment

Despite the flood of negative press about budget challenges for states and local governments, our municipal credit research team believes that municipal defaults will continue to be relatively rare, especially compared with corporate defaults. Indeed, during the fiscal year, two major credit rating agencies recalibrated California state’s general obligation (GO) credit rating higher to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds. It’s also important to note that California cannot file for bankruptcy, the state is constitutionally required to pay debt service on its GO bonds, and GO debt is second only to education in its claim on all general fund revenues.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital Taxable Market Indices
Municipal Bond	9.78%	U.S. Aggregate Bond	9.18%
5 Year General Obligation (GO) Bond	7.53%	U.S. Treasury Bond	8.13%
California Tax-Exempt Bond	10.84%
Long-Term Municipal Bond	13.28%
Municipal High Yield Bond	22.08%

3

Performance
California High-Yield Municipal

Total Returns as of August 31, 2010
				Average Annual Returns
	Ticker Symbol	1 year		5 years	10 years	Since Inception		Inception Date
Investor Class	BCHYX	14.78%	(1)	3.74%	5.54%	6.03%		12/30/86
Barclays Capital Municipal Bond Index(2)	—	9.78%		5.02%	5.69%	6.58%	(3)	—
Barclays Capital Long-Term Municipal Bond Index	—	13.28%		4.24%	6.11%	7.12%	(3)	—
Lipper California Municipal Debt Funds Average Returns(4)	—	11.99%		3.52%	4.54%	5.81%	(3)	—
Investor Class’s Lipper Ranking(4) as of 8/31/10 as of 9/30/10	—	11 of 120 10 of 120		50 of 100 48 of 101	2 of 82 2 of 82	6 of 24 6 of 24	(3) (3)	—
Institutional Class	BCHIX	—		—	—	7.16%	(5)	3/1/10
A Class No sales charge* With sales charge*	CAYAX	14.50% 9.32%	(1) (1)	3.48% 2.53%	— —	4.78% 4.15%		1/31/03
B Class No sales charge* With sales charge*	CAYBX	13.65% 9.65%	(1) (1)	2.71% 2.53%	— —	4.00% 4.00%		1/31/03
C Class	CAYCX	13.64%		2.71%	—	4.04%		1/31/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns and rankings would have been lower if fees had not been waived.

(2)
In August of 2010, the fund’s benchmark changed from the Barclays Capital Long-Tern Municipal Bond Index to the Barclays Capital Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration. The investment process is unchanged.

(3)	Since 12/31/86, the date nearest the Investor Class’s inception for which data are available.

(4)
Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(5)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.  As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

California High-Yield Municipal

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.52%	0.32%	0.77%	1.52%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.  As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary
California High-Yield Municipal

Portfolio Manager: Steven Permut

Performance Summary

For the 12 months ended August 31, 2010, California High-Yield Municipal returned 14.78%.* By comparison, the Barclays Capital Municipal Bond and Long-Term Municipal Bond indices—which are investment-grade municipal indices—and the Barclays Capital Municipal High Yield Bond Index, a municipal high-yield measure, gained 9.78%, 13.28%, and 22.08%,** respectively. At the same time, the California Municipal Debt Funds tracked by Lipper had an average return of 11.99%. See page 4 for additional performance comparisons.

It’s important to note that this is the portfolio’s best fiscal year return on record. This comes despite all the recent concern about municipal finances, and marks a sharp rebound from the credit crisis—last fiscal year, which captured the peak of the financial crisis, the portfolio declined 1.16%.

Credit Exposure Explains Relative Results

The key driver of the portfolio’s performance relative to the Barclays indices was its credit allocation. The portfolio holds almost half of its assets in securities rated A or higher, with over half in bonds rated BBB and below. High-yield bonds outperformed investment-grade securities, and within the investment-grade universe, BBB securities outperformed those rated A and higher, explaining the portfolio’s outperformance of the investment-grade Municipal Bond and Long-Term Municipal Bond indices. But when compared with the Municipal High Yield Bond Index, our stake in higher-rated bonds caused the fund to lag.

It’s a similar story for the Lipper group, which is comprised mostly of investment-grade funds. When lower-rated bonds do well, the portfolio will tend to outperform the peer group. Of course, the opposite is also true, and the portfolio will often lag when lower-rated bonds underperform.

Sector Allocation Helped

For some time now, we’ve tended to hold underweight positions in tax-backed bonds (such as state and local general obligation (GO) debt) in favor of bonds from less economically sensitive sectors, such as essential service revenue bonds (public power, water, and sewer), hospitals, and higher education. That helped performance because revenue bonds outperformed GO debt and many other municipal bond sectors for the 12 months. And within the universe of investment-grade revenue bonds, hospital bonds did best. Our stake in land-secured bonds also continued to rebound during the fiscal year after underperforming during the credit crisis. However, relative performance would have been better if we hadn’t held an underweight stake in comparatively volatile corporate-backed airline and tobacco bonds and industrial development revenue bonds.

*	All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

**	The Barclays Capital Municipal High Yield Bond Index average returns were 3.35% and 5.48% for the five- and 10-year periods ended August 31, 2010, respectively.

6

California High-Yield Municipal

Yield Curve Trade

During the fiscal year, we put in place a yield curve “flattening” trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral”, meaning we added no additional interest rate risk in taking the position. We implemented the trade in late 2009 when the slope of the Treasury yield curve approached record levels of steepness. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). So far in 2010, we’ve seen mostly a bull flattener.

Credit and Market Outlook

Recent dramatic headlines about ballooning deficits, pension obligations, and other state budget challenges have elevated concerns among investors about possible municipal bond devaluations and defaults. While it’s true that the Great Recession and its aftermath have significantly affected economic growth and municipal finances, Steven Permut, who leads American Century Investments’ municipal bond team, believes the market for California municipal bonds is in better shape than the headlines convey.

“We do not believe California will default on its GO bonds,” Permut begins. “The state is constitutionally required to make its debt payments, which represent only a small portion of its overall revenues. Nor do we believe California will lack cash to pay GO bondholders, because the Controller looks forward in projecting the state’s cash position to ensure it has sufficient capital to pay its GO bond obligations (indeed, that is the reason why the state issues IOUs). Instead, we think the real risks to municipal bonds will be more market driven, relating to (1) credit rating downgrades, (2) headlines, and (3) liquidity, all of which can negatively impact a bond’s value. So while investors face some price risk from potential rating downgrades and negative sentiment, we don’t think a state bond default should be among their concerns.”

“Against those near-term headwinds, we see a number of reasons to be constructive on the municipal market for long-term investors,” Permut said. “First, the supply of tax-exempt municipal bonds has been limited in recent years by the Build America Bonds (BAB) program. While legislation has not yet been passed to extend the BAB program beyond 2010, we expect some form of extension due to municipal funding needs and the success of the program. Second, we see a number of factors supporting municipal bond demand going forward—tax-exempt municipal bond yields are attractive in absolute terms and relative to Treasuries, and tax rates are almost certain to rise. In addition, demand for higher-yielding, longer-term municipal bonds—such as those in which the fund invests—is likely to be supported by income-seeking investors looking to step out the credit and maturity spectrums from positions in low-yielding cash and short-term securities.”

7

California High-Yield Municipal

Portfolio at a Glance
As of 8/31/10
Weighted Average Maturity	19.8 years
Average Duration (Modified)	6.7 years

Yields as of August 31, 2010(1)
30-Day SEC Yield
Investor Class	4.19%
Institutional Class	4.39%
A Class	3.76%
B Class	3.20%
C Class	3.20%

Investor Class 30-Day Tax-Equivalent Yields(2)
32.16% Tax Bracket	6.18%
34.88% Tax Bracket	6.43%
39.40% Tax Bracket	6.91%
41.21% Tax Bracket	7.13%

(1)	Yields would have been lower if a portion of fees had not been waived.
(2)	The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors
% of fund investments as of 8/31/10
Land Based	27%
Hospital Revenue	12%
General Obligation (GO)	10%
Electric Revenue	10%
Water/Sewer/Gas Revenue	7%

Types of Investments in Portfolio
% of total net assets as of 8/31/10
Municipal Securities	99.5%
Other Assets and Liabilities	0.5%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10		Expenses Paid During Period(1) 3/1/10 - 8/31/10		Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,070.60		$2.56		0.49%
Investor Class (before waiver)	$1,000	$1,070.60	(3)	$2.66		0.51%
Institutional Class (after waiver)(2)	$1,000	$1,071.60	(4)	$1.51	(5)	0.29%
Institutional Class (before waiver)	$1,000	$1,071.60	(3)(4)	$1.61	(5)	0.31%
A Class (after waiver)(2)	$1,000	$1,069.30		$3.86		0.74%
A Class (before waiver)	$1,000	$1,069.30	(3)	$3.96		0.76%
B Class (after waiver)(2)	$1,000	$1,065.30		$7.76		1.49%
B Class (before waiver)	$1,000	$1,065.30	(3)	$7.86		1.51%
C Class (after waiver)(2)	$1,000	$1,065.30		$7.76		1.49%
C Class (before waiver)	$1,000	$1,065.30	(3)	$7.86		1.51%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.74		$2.50		0.49%
Investor Class (before waiver)	$1,000	$1,022.63		$2.60		0.51%
Institutional Class (after waiver)(2)	$1,000	$1,023.74	(6)	$1.48	(6)	0.29%
Institutional Class (before waiver)	$1,000	$1,023.64	(6)	$1.58	(6)	0.31%
A Class (after waiver)(2)	$1,000	$1,021.48		$3.77		0.74%
A Class (before waiver)	$1,000	$1,021.37		$3.87		0.76%
B Class (after waiver)(2)	$1,000	$1,017.69		$7.58		1.49%
B Class (before waiver)	$1,000	$1,017.59		$7.68		1.51%
C Class (after waiver)(2)	$1,000	$1,017.69		$7.58		1.49%
C Class (before waiver)	$1,000	$1,017.59		$7.68		1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	During the period ended August 31, 2010, the class received a partial waiver of its management fee.

(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

(4)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through August 31, 2010.

(5)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the period from March 1, 2010 (commencement of sale) through August 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(6)
Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments
California High-Yield Municipal

AUGUST 31, 2010

Principal Amount	Value
Municipal Securities — 99.5%
CALIFORNIA — 94.4%
ABAG Finance Auth. for Nonprofit Corps. Rev., (Branson School), VRDN, 3.40%, 9/2/10 (LOC: Allied Irish Bank plc)(1)	$200,000	$200,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Oshman Family Jewish Community), VRDN, 0.23%, 9/1/10 (LOC: LaSalle Bank N.A.)	5,300,000	5,300,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39(1)	1,800,000	2,036,250
ABC Unified School District GO, Series 2000 B, 6.14%, 8/1/21 (NATL/FGIC)(1)(2)	1,000,000	600,160
Adelanto Public Utility Auth. Rev., Series 2009 A, 6.75%, 7/1/39	5,225,000	5,510,233
Alhambra Rev., Series 2010 A, (Atherton Baptist Homes), 7.50%, 1/1/30	1,640,000	1,759,130
Anaheim Public Financing Auth. Lease Rev., Series 1997 A, (Public Improvements), 6.00%, 9/1/24 (AGM)(1)	1,200,000	1,438,056
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2004 D, 5.80%, 9/1/35	2,875,000	2,779,378
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2005 B, 5.40%, 9/1/35	1,390,000	1,259,743
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/29	855,000	813,430
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/35	4,000,000	3,374,800
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2006 A, (Improvement Area No. 19C), 5.35%, 9/1/36	2,700,000	2,216,430
Beaumont Financing Auth. Local Agency Special Tax Rev., Series 2008 A, (Improvement Area No. 19C), 6.875%, 9/1/36	1,050,000	1,056,384
Berryessa Union School District GO, Series 2000 A, 6.18%, 8/1/21 (AGM)(1)(2)	1,190,000	731,933
Berryessa Union School District GO, Series 2000 A, 6.05%, 8/1/22 (AGM)(1)(2)	1,220,000	697,108
Berryessa Union School District GO, Series 2000 A, 6.06%, 8/1/23 (AGM)(1)(2)	1,000,000	536,320
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22(1)	4,500,000	5,223,105
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21(1)	4,725,000	5,716,494
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22(1)	4,200,000	5,029,542
California Department of Water Resources Water System Rev., Series 2008 AE, (Central Valley), 5.00%, 12/1/23(1)	2,500,000	2,904,700
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14 (NATL/FGIC)(1)	6,000,000	6,930,840
California Educational Facilities Auth. Rev., (Western University Health Sciences), 6.00%, 10/1/12, Prerefunded at 100% of Par(1)(3)	1,505,000	1,651,963
California Educational Facilities Auth. Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24(1)	1,400,000	1,642,788
California GO, 5.25%, 10/1/29(1)	5,000,000	5,351,950
California GO, 5.25%, 3/1/38(1)	6,000,000	6,208,500
California GO, 6.00%, 4/1/38(1)	5,000,000	5,583,600
California GO, 5.50%, 3/1/40(1)	1,500,000	1,613,115

11

California High-Yield Municipal

Principal Amount	Value
California Health Facilities Financing Auth. Rev., Series 1989 A, (Kaiser Permanente), 7.15%, 10/1/12 (Ambac-TCRS)(1)(2)	$4,000,000	$3,880,600
California Health Facilities Financing Auth. Rev., Series 2008 A, (Scripps Health), 5.50%, 10/1/20(1)	1,500,000	1,712,985
California Health Facilities Financing Auth. Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/16(1)	5,000,000	5,776,100
California Health Facilities Financing Auth. Rev., Series 2008 A3, (Stanford Hospital), VRDN, 3.45%, 6/15/11(1)	3,700,000	3,785,433
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33(1)	1,000,000	1,170,570
California Health Facilities Financing Auth. Rev., Series 2008 G, (Catholic Healthcare West), 5.50%, 7/1/25(1)	2,000,000	2,167,740
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39(1)	4,300,000	4,749,049
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	3,000,000	3,269,820
California Health Facilities Financing Auth. Rev., Series 2010 B, (Stanford Hospital), 5.25%, 11/15/31(1)	7,000,000	7,431,270
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (Jewish Community Center), VRDN, 0.23%, 9/1/10 (LOC: Bank of America N.A.)(1)	1,000,000	1,000,000
California Mobilehome Park Financing Auth. Rev., Series 2001 B, (Rancho Vallecitos- San Marcos), 6.75%, 11/15/36	1,905,000	1,918,602
California Mobilehome Park Financing Auth. Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36(1)	6,345,000	6,470,250
California Mobilehome Park Financing Auth. Rev., Series 2006 B, (Union City Tropics), 5.50%, 12/15/41	2,000,000	1,745,640
California Municipal Finance Auth. Rev., (Biola University), 5.875%, 10/1/34	1,000,000	1,057,850
California Municipal Finance Auth. Rev., Series 2010 A, (Eisenhower Medical Center), 5.75%, 7/1/40	1,850,000	1,897,323
California Pollution Control Financing Auth. Rev., (San Jose Water Company), 5.10%, 6/1/40(1)	1,785,000	1,833,873
California Public Works Board Lease Rev., Series 1993 D, (Department of Corrections), 5.25%, 6/1/15 (AGM)(1)	2,000,000	2,210,340
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30(1)	2,000,000	2,128,620
California Public Works Board Lease Rev., Series 2010 A1, (Various Capital Projects), 6.00%, 3/1/35(1)	1,250,000	1,349,013
California State Department of Water Resources Rev., Series 2009 AF, (Water System), 5.00%, 12/1/32(1)	1,000,000	1,093,510
California State University Fresno Association, Inc. Rev., (Auxiliary Organization Event Center), 7.00%, 7/1/12, Prerefunded at 101% of Par(1)(3)	2,455,000	2,767,006
California State University Rev., Series 2005 C, (Systemwide Financing Program), 5.00%, 11/1/30 (NATL)(1)	10,000,000	10,495,400
California State University Rev., Series 2009 A, (Systemwide Financing Program), 5.25%, 11/1/38(1)	3,000,000	3,247,080
California Statewide Communities Development Auth. COP, (Sonoma County Indian Health), 6.40%, 9/1/29(1)	2,145,000	2,156,926
California Statewide Communities Development Auth. Rev., (Drew School), 5.30%, 10/1/37	1,070,000	878,160

12

California High-Yield Municipal

Principal Amount	Value
California Statewide Communities Development Auth. Rev., (Lancer Educational Student Housing), 5.625%, 6/1/33	$2,500,000	$2,220,075
California Statewide Communities Development Auth. Rev., (Southern California Presbyterian Homes), 7.25%, 11/15/41(1)	2,500,000	2,787,575
California Statewide Communities Development Auth. Rev., (Thomas Jefferson School of Law), 7.75%, 10/1/11, Prerefunded at 101% of Par(1)(3)	1,885,000	2,036,177
California Statewide Communities Development Auth. Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31(1)	4,000,000	4,099,880
California Statewide Communities Development Auth. Rev., Series 2007 A, (California Baptist University), 5.50%, 11/1/38	7,000,000	6,092,030
California Statewide Communities Development Auth. Rev., Series 2007 A, (Front Porch Communities and Services), 5.125%, 4/1/37(1)(4)	3,400,000	3,195,728
California Statewide Communities Development Auth. Rev., Series 2007 A, (Valleycare Health System), 5.125%, 7/15/31	2,000,000	1,799,700
California Statewide Communities Development Auth. Rev., Series 2008 C, (John Muir Health), VRDN, 0.22%, 9/1/10 (LOC: Wells Fargo Bank N.A)(1)	2,900,000	2,900,000
California Statewide Communities Development Auth. Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/19(1)	5,000,000	5,696,850
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 90-2), 6.00%, 9/1/33	6,250,000	6,301,063
Carson Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Project Area No. 1), 7.00%, 10/1/36(1)	2,000,000	2,294,560
Chino Valley Unified School District COP, Series 2001 A, 5.375%, 9/1/20, Prerefunded at 102% of Par (AGM)(1)(3)	1,700,000	1,734,000
Chula Vista Community Facilities District No. 06-1 Area A Special Tax Rev., (Eastlake Woods), 6.20%, 9/1/33	3,600,000	3,673,800
Chula Vista Industrial Development Rev., Series 2004 D, (San Diego Gas), 5.875%, 1/1/34(1)	1,000,000	1,131,690
Clovis Public Financing Auth. Lease Rev., (Corporate Yard), 5.375%, 3/1/20 (Ambac)(1)	1,780,000	1,836,675
Corcoran COP, 8.75%, 6/1/16(4)	385,000	468,133
Corona Department of Water & Power COP, 5.00%, 9/1/35 (NATL)(1)	2,000,000	2,042,980
Duarte Unified School District GO, Series 1999 B, 6.08%, 11/1/23 (AGM)(1)(2)	1,150,000	608,983
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/33(1)	4,500,000	4,785,795
El Dorado County Community Facilities District No. 2001-1 Special Tax Rev., (Promontory Specific), 6.30%, 9/1/31	2,500,000	2,415,425
Folsom Community Facilities District No. 10 Special Tax Rev., 7.00%, 9/1/24	2,610,000	2,610,000
Folsom Community Facilities District No. 14 Special Tax Rev., 6.30%, 9/1/11, Prerefunded at 102% of Par(3)	6,500,000	6,997,510
Folsom Community Facilities District No. 7 Special Tax Rev., 5.75%, 9/1/14	2,450,000	2,494,272
Foothill-De Anza Community College District GO, 6.16%, 8/1/21 (NATL)(1)(2)	3,000,000	2,012,220
Fullerton Community Facilities District No. 1 Special Tax Rev., (Amerige Heights), 6.20%, 9/1/32	3,000,000	3,019,560

13

California High-Yield Municipal

Principal Amount	Value
Fullerton Unified School District Special Tax Rev., (Community Facilities District No. 2001-1), 6.375%, 9/1/31	$5,000,000	$5,076,750
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	8,500,000	5,751,695
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	9,500,000	7,116,165
Hemet Unified School District Special Tax Rev., (Community Facilities District No. 2005-2), 5.25%, 9/1/30	2,670,000	2,438,564
Hemet Unified School District Special Tax Rev., (Community Facilities District No. 2005-2), 5.25%, 9/1/35	1,510,000	1,337,633
Hesperia Public Financing Auth. Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/32 (XLCA)(1)	3,000,000	2,759,790
Hesperia Public Financing Auth. Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/37 (XLCA)(1)	2,025,000	1,830,559
Highland Community Facilities District No. 2001-1 Special Tax Rev., 6.45%, 9/1/28	2,000,000	2,005,740
Imperial Irrigation District COP, (Water System), 5.50%, 7/1/29 (Ambac)(1)	5,000,000	5,096,350
Independent Cities Lease Finance Auth. Rev., Series 2004 A, (Morgan Hill - Hacienda Valley Mobile Estates), 5.90%, 11/15/34	2,235,000	2,206,414
Independent Cities Lease Finance Auth. Rev., Series 2006 B, (San Juan Mobile Estates), 5.55%, 5/15/31	500,000	459,610
Independent Cities Lease Finance Auth. Rev., Series 2006 B, (San Juan Mobile Estates), 5.85%, 5/15/41	1,150,000	1,058,126
Independent Cities Lease Finance Auth. Rev., Series 2007 A, (Santa Rosa Leisure Mobilehome Park), 5.70%, 11/15/47	3,430,000	3,229,962
Irvine Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.70%, 9/1/35	1,000,000	1,055,150
Jurupa Community Services District Special Tax Rev., Series 2008 A, (Community Facilities District No. 25), 8.875%, 9/1/38	2,000,000	2,219,020
Lake Elsinore Community Facilities District No. 2004-3 Special Tax Rev., Series 2005 A, (Rosetta Canyon Improvement Area No. 1), 5.25%, 9/1/35	1,225,000	1,057,261
Lake Elsinore Community Facilities District No. 2004-3 Special Tax Rev., Series 2006 A, (Rosetta Canyon Improvement Area No. 2), 5.25%, 9/1/37	5,000,000	4,176,300
Lake Elsinore Community Facilities District No. 2005-1 Special Tax Rev., Series 2006 A, (Serenity), 5.35%, 9/1/36	1,100,000	960,619
Lake Elsinore Community Facilities District No. 2005-2 Special Tax Rev., Series 2005 A, (Alverhill Ranch Improvement Area A), 5.45%, 9/1/36	5,000,000	4,320,800
Lake Elsinore Community Facilities District No. 2006-2 Special Tax Rev., Series 2006 A, (Viscaya), 5.40%, 9/1/36	2,020,000	1,777,741
Lake Elsinore Unified School District Special Tax Rev., (Community Facilities District No. 2005-1, Improvement Area A), 5.40%, 9/1/35	2,245,000	1,995,401
Lincoln Community Facilities District No. 2003-1 Special Tax Rev., (Lincoln Crossing), 6.00%, 9/1/13, Prerefunded at 102% of Par(3)	1,775,000	2,092,547

14

California High-Yield Municipal

Principal Amount	Value
Los Angeles Community College District GO, Series 2008 F1, (Election of 2003), 5.00%, 8/1/27(1)	$2,000,000	$2,210,920
Los Angeles Community Facilities District No. 3 Special Tax Rev., (Cascades Business Park & Golf Course), 6.40%, 9/1/22	1,310,000	1,313,943
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/25(1)	2,000,000	2,218,820
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	1,150,000	1,261,262
Milpitas Improvement Bond Act of 1915 Special Assessment Rev., Series 1996 A, (Local Improvement District No. 18), 6.75%, 9/2/16	1,305,000	1,318,468
Modesto Irrigation District COP, Series 2009 A, (Capital Improvements), 6.00%, 10/1/39(1)	3,000,000	3,358,140
Montebello Community Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Montebello Hills Redevelopment), 8.10%, 3/1/27(1)	2,000,000	2,324,220
Moreno Valley Unified School District Special Tax Rev., (Community Facilities District No. 2002-1), 6.20%, 9/1/32	4,000,000	4,073,520
Murrieta Community Facilities District No. 2000-2 Special Tax Rev., Series 2004 A, (The Oaks Improvement Area), 6.00%, 9/1/34	1,920,000	1,886,477
Murrieta Improvement Bond Act of 1915 Special Tax Rev., (Community Facilities District No. 2000-1), 6.375%, 9/1/30	4,100,000	4,112,710
Oakland Unified School District Alameda County GO, Series 2009 A, (Election of 2006), 6.125%, 8/1/29(1)	2,500,000	2,733,150
Oceanside Community Development Commission Tax Allocation Rev., (Downtown Redevelopment), 5.70%, 9/1/25(1)	3,500,000	3,612,000
Oceanside Community Facilities District No. 2001-1 Special Tax Rev., Series 2002 A, (Morrow Hills Development), 6.20%, 9/1/32	2,520,000	2,490,214
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	1,375,000	1,397,798
Oxnard School District GO, Series 2001 A, 5.75%, 8/1/30 (NATL)(1)	3,000,000	3,345,750
Palmdale Water District COP, 5.00%, 10/1/34 (NATL/FGIC)(1)	2,900,000	2,900,406
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	4,250,000	4,744,828
Palomar Pomerado Health Care District COP, (Indian Health Council, Inc.), 6.25%, 10/1/29(1)	2,345,000	2,352,363
Perris Community Facilities District No. 2004-3 Special Tax Rev., Series 2005 A, (Improvement Area No. 2), 5.30%, 9/1/35	1,365,000	1,142,478
Perris Public Financing Auth. Special Tax Rev., Series 2003 A, 6.25%, 9/1/33	2,955,000	2,895,043
Perris Public Financing Auth. Special Tax Rev., Series 2004 A, 6.125%, 9/1/34	2,995,000	2,880,501
Perris Public Financing Auth. Special Tax Rev., Series 2008 A, (Community Facilities District No. 2005-4), 6.60%, 9/1/38	2,210,000	2,165,822
Pleasant Valley School District-Ventura County GO, Series 2002 A, 5.85%, 8/1/31 (NATL)(1)	4,835,000	5,563,054
Poway Unified School District Public Financing Auth. Rev., 7.875%, 9/15/39	4,000,000	4,459,640

15

California High-Yield Municipal

Principal Amount	Value
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Rev., (Sunridge Anatolia), 5.375%, 9/1/37	$3,000,000	$2,607,210
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Rev., (Sunridge Anatolia), 5.50%, 9/1/37	2,000,000	1,772,420
Rancho Cordova Community Facilities District No. 2004-1 Special Tax Rev., (Sunridge Park Area), 6.125%, 9/1/37	10,000,000	8,978,300
Riverside County COP, 5.75%, 11/1/31 (NATL)(1)	2,365,000	2,523,786
Riverside County Improvement Bond Act of 1915 Special Assessment Rev., (District No. 168-Rivercrest), 6.70%, 9/2/26	1,875,000	1,880,738
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.25%, 10/1/30(1)	2,200,000	2,275,504
Riverside Unified School District Special Tax Rev., (Community Facilities District No. 13, Improvement Area 1), 5.375%, 9/1/34	2,000,000	1,768,120
Riverside Unified School District Special Tax Rev., Series 2000 A, (Community Facilities District No. 7), 7.00%, 9/1/10, Prerefunded at 102% of Par(3)	4,765,000	4,860,300
Riverside Unified School District Special Tax Rev., Series 2005 A, (Community Facilities District No. 15, Improvement Area 2), 5.25%, 9/1/30	1,000,000	907,910
Rohnert Park Finance Auth. Rev., Series 2001 A, (Las Casitas de Sonoma), 6.40%, 4/15/36	4,315,000	4,359,876
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.40%, 9/1/36	5,000,000	4,315,350
Roseville Community Facilities District No. 1 Special Tax Rev., (The Fountains), 6.125%, 9/1/38	2,600,000	2,547,194
Sacramento Airport System Rev., 5.00%, 7/1/40(1)	3,000,000	3,089,100
Sacramento Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 6.00%, 7/1/35(1)	4,000,000	4,389,360
Sacramento County Community Facilities District No. 1 Special Tax Rev., (Elliot Ranch), 6.30%, 9/1/21	1,500,000	1,508,475
Sacramento County COP, 5.75%, 2/1/30(1)	3,000,000	3,102,300
Sacramento Municipal Utilities District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)(1)	4,000,000	4,609,520
Sacramento Sanitation District Financing Auth. Rev., Series 2008 D, (Subordinated Lien Sanitation District), VRDN, 0.23%, 9/1/10 (LOC: Bank of America N.A.)(1)	1,000,000	1,000,000
Sacramento Special Tax Rev., (North Natomas Community Facilities District No. 1), 6.30%, 9/1/26	4,000,000	4,020,840
San Buenaventura City COP, (Wastewater Revenue), 5.00%, 3/1/29 (NATL)(1)	1,975,000	2,049,359
San Diego Redevelopment Agency Tax Allocation Rev., Series 2009 A, (North Park Redevelopment Project), 7.00%, 11/1/39(1)	3,000,000	3,335,130
San Francisco City and County Airports Commission Rev., Series 2008 34D, (San Francisco International Airport), 5.25%, 5/1/26(1)	3,000,000	3,320,430
San Francisco City and County Redevelopment Agency Lease Rev., (George R. Moscone), 7.05%, 7/1/13(1)(2)	1,250,000	1,202,562
San Francisco City and County Redevelopment Financing Auth. Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39(1)	2,000,000	2,188,340

16

California High-Yield Municipal

Principal Amount	Value
San Marcos Public Facilities Auth. Special Tax Rev., Series 2004 A, 5.45%, 9/1/24	$2,790,000	$2,759,338
Santa Barbara County Water Rev. COP, 5.50%, 9/1/22 (Ambac)(1)	3,005,000	3,248,525
Santa Cruz County Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Live Oak/Soquel Community Improvement), 7.00%, 9/1/36(1)	3,000,000	3,438,810
Shasta Lake Public Finance Auth. Rev., (Electrical Enterprise), 6.25%, 4/1/13, Prerefunded at 102% of Par(1)(3)	7,755,000	9,069,938
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	2,160,000	2,167,538
Southern California Public Power Auth. Rev., (Transmission), 6.35%, 7/1/14 (NATL-IBC)(1)(2)	2,400,000	2,218,656
Southern California Public Power Auth. Rev., (Transmission), 6.35%, 7/1/15 (NATL-IBC)(1)(2)	1,250,000	1,110,675
Southern California Public Power Auth. Rev., Series 2008 A, (Transmission), 5.00%, 7/1/22(1)	5,750,000	6,627,450
Stockton Community Facilities District Special Tax Rev., (Spanos Park West No. 2001-1), 6.375%, 9/1/12, Prerefunded at 102% of Par(1)(3)	4,195,000	4,764,639
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	6,500,000	6,535,685
Susanville Public Financing Auth. Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45(5)	3,000,000	2,999,670
Tahoe-Truckee Unified School District GO, Series 1999 A, (Improvement District No. 2), 6.19%, 8/1/22 (NATL/FGIC)(1)(2)	2,690,000	1,494,752
Tahoe-Truckee Unified School District GO, Series 1999 A, (Improvement District No. 2), 6.19%, 8/1/23 (NATL/FGIC)(1)(2)	2,220,000	1,155,177
Tracy Community Facilities District No. 2006-1 Special Tax Rev., (NEI Phase II), 5.75%, 9/1/36	3,105,000	2,653,036
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.875%, 1/1/29(1)	2,000,000	2,274,800
Turlock Health Facility COP, Series 2007 B, (Emanuel Medical Center, Inc.), 5.50%, 10/15/37(1)	2,000,000	1,950,360
Turlock Irrigation District Rev., Series 2010 A, 5.00%, 1/1/40(1)	3,485,000	3,632,590
Tustin Community Facilities District No. 06-1 Special Tax Rev., Series 2007 A, (Tustin Legacy/Columbus Villages), 6.00%, 9/1/36	5,000,000	5,071,200
Tustin Community Facilities District No. 07-1 Special Tax Rev., (Tustin Legacy/Retail Center), 6.00%, 9/1/37	1,300,000	1,318,512
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 5.75%, 9/1/30(1)	1,000,000	1,039,310
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40(1)	1,500,000	1,562,955
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 9/1/10 (AGM)	4,000,000	4,000,560
University of California Rev., Series 2009 O, 5.25%, 5/15/39(1)	1,300,000	1,437,007
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.40%, 9/1/30	2,500,000	2,302,625
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.45%, 9/1/36	2,600,000	2,336,230

17

California High-Yield Municipal

Principal Amount	Value
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33(1)	$1,600,000	$1,766,560
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	5,000,000	5,409,250
West Sacramento Community Facilities District No. 20 Special Tax Rev., 5.30%, 9/1/35	1,740,000	1,523,179
Westlands Water District COP, Series 2005 A, 5.00%, 9/1/25 (NATL)(1)	2,080,000	2,179,278
Yosemite Community College District GO, (Election of 2004), 4.33%, 8/1/16 (AGM)(1)(2)	3,545,000	2,969,753
Yuba City Redevelopment Agency Tax Allocation Rev., 5.70%, 9/1/24	2,270,000	2,051,717
Yuba City Redevelopment Agency Tax Allocation Rev., 6.00%, 9/1/31	2,000,000	1,755,820
Yuba City Unified School District GO, 6.05%, 3/1/25 (NATL/FGIC)(1)(2)	1,500,000	657,480
		524,492,716
GUAM — 1.1%
Guam Government GO, Series 2009 A, 7.00%, 11/15/39(1)	3,300,000	3,695,736
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	2,300,000	2,311,730
		6,007,466
PUERTO RICO — 3.1%
Puerto Rico Electric Power Auth. Rev., Series 2007 UU, VRN, 1.06%, 10/1/10, resets quarterly at 67% of the 3-month LIBOR plus 0.70% with no caps(1)	7,800,000	5,428,488
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/30(1)	1,145,000	1,187,961
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38(1)	2,500,000	2,697,150
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39(1)	2,000,000	2,170,980
Puerto Rico Sales Tax Financing Corp. Rev., Series 2007 A, VRN, 1.24%, 11/1/10, resets quarterly at 67% of the 3-month LIBOR plus 0.93% with no caps(1)	10,000,000	5,783,900
		17,268,479
U.S. VIRGIN ISLANDS — 0.9%
Virgin Islands Public Finance Auth. Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,266,660
Virgin Islands Public Finance Auth. Rev., Series 2009 A1, (Senior Lien/Capital Projects), 5.00%, 10/1/29(1)	1,000,000	1,035,400
Virgin Islands Public Finance Auth. Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29(1)	1,500,000	1,554,615
		4,856,675
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $541,496,290)		552,625,336
OTHER ASSETS AND LIABILITIES — 0.5%		2,790,140
TOTAL NET ASSETS — 100.0%		$555,415,476

18

California High-Yield Municipal

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
158	U.S. Long Bond	December 2010	$21,334,938	$166,959

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
528	U.S. Treasury 2-Year Notes	December 2010	$115,706,250	$(35,719)

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
Ambac-TCRS = Ambac Assurance Corporation - Transferrable Custodial Receipts
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation - Insured Bond Certificates
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $140,041,000.

(2)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,663,861, which represented 0.7% of total net assets.

(5)	When-issued security.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

AUGUST 31, 2010
Assets
Investment securities, at value (cost of $541,496,290)	$552,625,336
Cash	301,298
Receivable for investments sold	532,100
Receivable for capital shares sold	116,407
Receivable for variation margin on futures contracts	148,125
Interest receivable	10,421,228
564,144,494

Liabilities
Payable for investments purchased	6,965,110
Payable for capital shares redeemed	933,739
Payable for variation margin on futures contracts	8,250
Accrued management fees	226,361
Service fees (and distribution fees – A Class) payable	28,971
Distribution fees payable	19,822
Dividends payable	546,765
8,729,018

Net Assets	$555,415,476

Net Assets Consist of:
Capital paid in	$575,663,858
Accumulated net investment loss	(50,885)
Accumulated net realized loss on investment transactions	(31,457,783)
Net unrealized appreciation on investments	11,260,286
$555,415,476

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$417,503,401	43,106,747	$9.69
Institutional Class	$26,780	2,765	$9.69
A Class	$106,577,428	11,004,058	$9.69	*
B Class	$1,022,096	105,529	$9.69
C Class	$30,285,771	3,126,614	$9.69

*Maximum offering price $10.15 (net asset value divided by 0.955)

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED AUGUST 31, 2010
Investment Income (Loss)
Income:
Interest	$29,573,451

Expenses:
Management fees	2,686,987
Distribution fees:
B Class	7,468
C Class	228,078
Service fees:
B Class	2,489
C Class	76,026
Distribution and service fees — A Class	256,562
Trustees’ fees and expenses	24,715
Other expenses	9,313
3,291,638
Fees waived	(125,579)
3,166,059

Net investment income (loss)	26,407,392

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,457,275)
Futures contract transactions	(410,252)
(4,867,527)

Change in net unrealized appreciation (depreciation) on:
Investments	50,557,610
Futures contracts	374,691
50,932,301

Net realized and unrealized gain (loss)	46,064,774

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,472,166

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2010 AND AUGUST 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$26,407,392	$27,411,260
Net realized gain (loss)	(4,867,527)	(16,020,882)
Change in net unrealized appreciation (depreciation)	50,932,301	(30,879,974)
Net increase (decrease) in net assets resulting from operations	72,472,166	(19,489,596)

Distributions to Shareholders
From net investment income:
Investor Class	(20,168,524)	(20,387,662)
Institutional Class	(668)	—
A Class	(4,958,395)	(5,527,472)
B Class	(40,637)	(43,799)
C Class	(1,241,451)	(1,452,024)
Decrease in net assets from distributions	(26,409,675)	(27,410,957)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,228,416	(76,687,910)

Net increase (decrease) in net assets	49,290,907	(123,588,463)

Net Assets
Beginning of period	506,124,569	629,713,032
End of period	$555,415,476	$506,124,569

Accumulated undistributed net investment income (loss)	$(50,885)	$2,283

See Notes to Financial Statements.

22

Notes to Financial Statements

 AUGUST 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes. The fund pursues its objective by investing a portion of its assets in lower-rated and unrated municipal securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the mean of the most recent bid and asked prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, institutional trading activity, trading in similar groups of securities and any development related to that specific security. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

23

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From August 1, 2009 to July 31, 2010, the investment advisor voluntarily agreed to waive 0.024% of its management fee for the fund. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.020% of its management fee for the fund. The investment advisor expects the fee waiver to continue through July 31, 2011 and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended August 31, 2010, was $93,872, $3, $24,272, $236 and $7,196 for the Investor Class, Institutional Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended August 31, 2010, was 0.50% for the Investor Class, A Class, B Class and C Class and 0.30% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended August 31, 2010 was 0.48% for the Investor Class, A Class,
B Class and C Class and 0.28% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2010, are detailed in the Statement of Operations.

24

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2010, were $87,073,764 and $83,896,362, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2010(1)		Year ended August 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,560,326	$79,770,530	7,437,211	$64,350,962
Issued in reinvestment of distributions	1,630,497	15,236,776	1,793,476	15,332,797
Redeemed	(9,144,211)	(85,139,104)	(15,129,688)	(128,314,223)
	1,046,612	9,868,202	(5,899,001)	(48,630,464)
Institutional Class			N/A
Sold	2,694	25,000
Issued in reinvestment of distributions	71	668
	2,765	25,668
A Class
Sold	2,306,535	21,540,276	3,254,297	27,936,391
Issued in reinvestment of distributions	370,535	3,462,892	433,732	3,707,761
Redeemed	(3,064,884)	(28,530,752)	(6,342,488)	(53,985,441)
	(387,814)	(3,527,584)	(2,654,459)	(22,341,289)
B Class
Sold	191	1,776	10,859	93,014
Issued in reinvestment of distributions	2,614	24,493	2,220	18,975
Redeemed	(4,748)	(44,265)	(32,872)	(281,397)
	(1,943)	(17,996)	(19,793)	(169,408)
C Class
Sold	304,086	2,826,002	525,813	4,535,532
Issued in reinvestment of distributions	61,306	572,964	79,549	679,723
Redeemed	(702,493)	(6,518,840)	(1,274,820)	(10,762,004)
	(337,101)	(3,119,874)	(669,458)	(5,546,749)
Net increase (decrease)	322,519	$3,228,416	(9,242,711)	$(76,687,910)

(1)	March 1, 2010 (commencement of sale) through August 31, 2010 for the Institutional Class.

25

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of August 31, 2010, the valuation inputs used to determine the fair value of the fund’s municipal securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $148,125 in receivable for variation margin on futures contracts and as a liability of $8,250 in payable for variation margin on futures contracts. For the year ended August 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(410,252) in net realized gain (loss) on futures contract transactions and $374,691 in change in net unrealized appreciation (depreciation) on futures contracts.

26

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended August 31, 2010, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$26,409,675	$27,410,957
Taxable ordinary income	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$541,496,290
Gross tax appreciation of investments	$28,847,421
Gross tax depreciation of investments	(17,718,375)
Net tax appreciation (depreciation) of investments	$11,129,046
Other book-to-tax adjustments	$(266,426)
Net tax appreciation (depreciation)	$10,862,620
Accumulated capital losses	$(26,586,194)
Capital loss deferral	$(4,524,808)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) for certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

27

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2015	2016	2017	2018
$(1,856,959)	$(59,454)	$(11,784,441)	$(12,885,340)

The capital loss deferral listed on the previous page represents net capital losses incurred in the ten-month period ended August 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $26,445,431 as exempt interest dividends for the fiscal year ended August 31, 2010.

28

Financial Highlights
California High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended August 31
	2010		2009		2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.88		$9.50		$9.90	$10.25	$10.36
Income From Investment Operations
Net Investment Income (Loss)	0.47	(1)	0.48		0.48	0.48	0.49
Net Realized and Unrealized Gain (Loss)	0.81		(0.62)		(0.40)	(0.35)	(0.11)
Total From Investment Operations	1.28		(0.14)		0.08	0.13	0.38
Distributions
From Net Investment Income	(0.47)		(0.48)		(0.48)	(0.48)	(0.49)
Net Asset Value, End of Period	$9.69		$8.88		$9.50	$9.90	$10.25

Total Return(2)	14.78%		(1.16)%		0.81%	1.22%	3.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(3)	0.52%	%(3)	0.52%	0.52%	0.52%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.51%		0.52%		0.52%	0.52%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.08	%(3)	5.56	%(3)	4.91%	4.70%	4.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	5.06%		5.56%		4.91%	4.70%	4.80%
Portfolio Turnover Rate	17%		26%		31%	17%	25%
Net Assets, End of Period (in thousands)	$417,503		$373,313		$455,741	$467,477	$406,063

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

29

California High-Yield Municipal

Institutional Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.28
Income From Investment Operations
Net Investment Income (Loss)(2)	0.25
Net Realized and Unrealized Gain (Loss)	0.41
Total From Investment Operations	0.66
Distributions
From Net Investment Income	(0.25)
Net Asset Value, End of Period	$9.69

Total Return(3)	7.16%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.29	%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.31	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.24	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	5.22	%(5)
Portfolio Turnover Rate	17	%(6)
Net Assets, End of Period (in thousands)	$27

(1)	March 1, 2010 (commencement of sale) through August 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Effective March 1, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

30

California High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended August 31
	2010		2009		2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.88		$9.50		$9.90	$10.25	$10.36
Income From Investment Operations
Net Investment Income (Loss)	0.45	(1)	0.46		0.45	0.46	0.46
Net Realized and Unrealized Gain (Loss)	0.81		(0.62)		(0.40)	(0.35)	(0.11)
Total From Investment Operations	1.26		(0.16)		0.05	0.11	0.35
Distributions
From Net Investment Income	(0.45)		(0.46)		(0.45)	(0.46)	(0.46)
Net Asset Value, End of Period	$9.69		$8.88		$9.50	$9.90	$10.25

Total Return(2)	14.50%		(1.41)%		0.55%	0.97%	3.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.74	%(3)	0.77	%(3)	0.77%	0.77%	0.77%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.76%		0.77%		0.77%	0.77%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.83	%(3)	5.31	%(3)	4.66%	4.45%	4.55%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	4.81%		5.31%		4.66%	4.45%	4.55%
Portfolio Turnover Rate	17%		26%		31%	17%	25%
Net Assets, End of Period (in thousands)	$106,577		$101,111		$133,480	$147,314	$90,421

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

31

California High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended August 31
	2010		2009		2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.88		$9.50		$9.90	$10.25	$10.36
Income From Investment Operations
Net Investment Income (Loss)	0.38	(1)	0.39		0.38	0.38	0.39
Net Realized and Unrealized Gain (Loss)	0.81		(0.62)		(0.40)	(0.35)	(0.11)
Total From Investment Operations	1.19		(0.23)		(0.02)	0.03	0.28
Distributions
From Net Investment Income	(0.38)		(0.39)		(0.38)	(0.38)	(0.39)
Net Asset Value, End of Period	$9.69		$8.88		$9.50	$9.90	$10.25

Total Return(2)	13.65%		(2.14)%		(0.20)%	0.22%	2.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49	%(3)	1.52	%(3)	1.52%	1.52%	1.52%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.51%		1.52%		1.52%	1.52%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.08	%(3)	4.56	%(3)	3.91%	3.70%	3.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	4.06%		4.56%		3.91%	3.70%	3.80%
Portfolio Turnover Rate	17%		26%		31%	17%	25%
Net Assets, End of Period (in thousands)	$1,022		$954		$1,209	$1,454	$1,263

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

32

California High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended August 31
	2010		2009		2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$8.88		$9.50		$9.90	$10.25	$10.36
Income From Investment Operations
Net Investment Income (Loss)	0.38	(1)	0.39		0.38	0.38	0.39
Net Realized and Unrealized Gain (Loss)	0.81		(0.62)		(0.40)	(0.35)	(0.11)
Total From Investment Operations	1.19		(0.23)		(0.02)	0.03	0.28
Distributions
From Net Investment Income	(0.38)		(0.39)		(0.38)	(0.38)	(0.39)
Net Asset Value, End of Period	$9.69		$8.88		$9.50	$9.90	$10.25

Total Return(2)	13.64%		(2.14)%		(0.20)%	0.22%	2.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49	%(3)	1.52	%(3)	1.52%	1.52%	1.52%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.51%		1.52%		1.52%	1.52%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.08	%(3)	4.56	%(3)	3.91%	3.70%	3.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	4.06%		4.56%		3.91%	3.70%	3.80%
Portfolio Turnover Rate	17%		26%		31%	17%	25%
Net Assets, End of Period (in thousands)	$30,286		$30,747		$39,283	$42,125	$31,276

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2010

34

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and Municipal Funds):

Frederick L.A. Grauer	For:	1,348,614,209
	Withhold:	62,773,142
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C	For:	282,214,375
	Against:	7,879,507
	Abstain:	12,454,172
	Broker Non-Vote:	80,001,284

35

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

36

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

37

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

38

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present);
Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Board Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

40

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board member may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

41

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

42

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

43

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders. In addition, the Directors negotiated a one-year waiver by the advisor of a portion of the management fee for the fund. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

44

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

45

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5 Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital California Tax-Exempt Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and are issued in California.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Municipal High Yield Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Index (a subset of the Barclays Capital U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more, and excludes Treasury Bills.

46

Notes

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century California Tax-Free and Municipal Funds
Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1010
CL-ANN-69561

Annual Report
August 31, 2010

American Century Investments®

California Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

California Long-Term Tax-Free

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Board Approval of Management Agreements	38
Additional Information	43
Index Definitions	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President's Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended August 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal Market Review

Municipal bonds produced solid returns during the 12 months ended August 31, 2010 (see the accompanying table). Economic growth was uneven, fueling investor uncertainty, which helped bonds. On the upside, the government’s extraordinary monetary and fiscal stimulus policies enacted in late 2008 meant a return to positive growth in the second half of 2009 and early 2010. However, financial market volatility in May and June related to the European sovereign debt crisis led many to worry about another potential economic slowdown. In addition, the housing market and consumer debt levels remained concerns, while the unemployment rate ended August at 9.6% and the Federal Reserve (the Fed) talked of the growing risk of deflation. In that environment, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero, while bond yields remained in the neighborhood of record lows.

Better economic and market conditions—particularly early in the fiscal year—caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in August, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

California Credit Comment

Despite the flood of negative press about budget challenges for states and local governments, our municipal credit research team believes that municipal defaults will continue to be relatively rare, especially compared with corporate defaults. Indeed, during the fiscal year, two major credit rating agencies recalibrated California state’s general obligation (GO) credit rating higher to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds. It’s also important to note that California cannot file for bankruptcy, the state is constitutionally required to pay debt service on its GO bonds, and GO debt is second only to education in its claim on all general fund revenues.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital Taxable Market Indices
Municipal Bond	9.78%	U.S. Aggregate Bond	9.18%
5 Year General Obligation (GO) Bond	7.53%	U.S. Treasury Bond	8.13%
California Tax-Exempt Bond	10.84%
Long-Term Municipal Bond	13.28%
Municipal High Yield Bond	22.08%

3

Performance
California Long-Term Tax-Free

Total Returns as of August 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	9.90%	4.11%	5.00%	6.77%	11/9/83
Barclays Capital Municipal Bond Index(1)	—	9.78%	5.02%	5.69%	7.63%(2)	—
Barclays Capital Long-Term Municipal Bond Index	—	13.28%	4.24%	6.11%	8.28%(2)	—
Lipper California Municipal Debt Funds Average Returns(3)	—	11.99%	3.52%	4.54%	6.87%(4)	—
Investor Class’s Lipper Ranking(3) as of 8/31/10 as of 9/30/10	—	99 of 120 76 of 120	27 of 100 25 of 101	19 of 82 19 of 82	2 of 2(4) 2 of 2(4)	—
Institutional Class	BCLIX	—	—	—	6.28%(5)	3/1/10
A Class No sales charge* With sales charge*	ALTAX	9.63% 4.72%	— —	— —	4.87% 3.24%	9/28/07
B Class No sales charge* With sales charge*	ALQBX	8.81% 4.81%	— —	— —	4.09% 3.13%	9/28/07
C Class	ALTCX	8.81%	—	—	4.09%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
In August of 2010, the fund’s benchmark changed from the Barclays Capital Long-Term Municipal Bond Index to the Barclays Capital Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration. The investment process is unchanged.

(2)	Since 10/31/83, the date nearest the Investor Class’s inception for which data are available.

(3)
Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4)	Since 11/10/83, the date nearest the Investor Class’s inception for which data are available.

(5)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

California Long-Term Tax-Free

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.49%	0.29%	0.74%	1.49%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary
California Long-Term Tax-Free

Portfolio Managers: Joseph Gotelli, Steven Permut, and David MacEwen

Performance Summary

For the 12 months ended August 31, 2010, California Long-Term Tax-Free returned 9.90%.* By comparison, the Barclays Capital Municipal Bond and Long-Term Municipal Bond indices gained 9.78% and 13.28%, respectively. At the same time, the California Municipal Debt Funds tracked by Lipper had an average return of 11.99%. See page 4 for additional performance comparisons.

Much of the portfolio’s performance relative to the Barclays indices can be explained by its duration (price sensitivity to interest rate changes). California Long-Term Tax-Free has a longer duration than the Municipal Bond Index, but a shorter duration than the Long-Term Municipal Bond Index. In a period when the longest-term municipal bonds did best, the portfolio’s performance fell between these two benchmarks. Some of our coupon, sector, and credit decisions also had mixed effects. Nevertheless, our long-term management approach has resulted in California Long-Term Tax-Free outpacing the Lipper group average return for the five- and 10-year periods ended in August (see page 4).

Sector, Coupon, Credit Allocation Mixed

In terms of credit positioning, we tend to hold a significant portion of the portfolio’s assets in bonds rated AAA and AA. But lower-rated bonds did best for the 12 months. In addition, the Lipper group contains both investment-grade and high-yield funds. As a result, when lower-rated bonds do well, the portfolio will tend to lag the peer group.

Looking at sector allocation effects, the portfolio tended to hold underweight positions in tax-backed bonds (such as state and local general obligation (GO) debt) in favor of essential service revenue bonds (such as utilities, education, and health care debt). This positioning helped because many of the revenue bonds the portfolio held outperformed GO securities. However, it hurt relative results to hold an underweight position in industrial development revenue and pollution control revenue bonds, which were among the best-performing segments of the investment-grade municipal market for the year.

We also favored higher-coupon premium bonds, which are typically less sensitive to interest rate changes than bonds of a similar maturity but with lower coupons. These premium bonds did well in absolute terms, but slightly trailed discount bonds for the fiscal year.

*All fund returns referenced in this commentary are for Investor Class shares.

6

California Long-Term Tax-Free

Yield Curve Trade

During the fiscal year, we put in place a yield curve “flattening” trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral”, meaning we added no additional interest rate risk in taking the position. We implemented the trade in late 2009 when the slope of the Treasury yield curve approached record levels of steepness. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). So far in 2010, we’ve seen mostly a bull flattener.

Credit and Market Outlook

Recent dramatic headlines about ballooning deficits, pension obligations, and other state budget challenges have elevated concerns among investors about possible municipal bond devaluations and defaults. While it’s true that the Great Recession and its aftermath have significantly affected economic growth and municipal finances, Steven Permut, who leads American Century Investments’ municipal bond team, believes the market for California municipal bonds is in better shape than the headlines convey.

“We do not believe California will default on its GO bonds,” Permut begins. “The state is constitutionally required to make its debt payments, which represent only a small portion of its overall revenues. Nor do we believe California will lack cash to pay GO bondholders, because the Controller looks forward in projecting the state’s cash position to ensure it has sufficient capital to pay its GO bond obligations (indeed, that is the reason why the state issues IOUs). Instead, we think the real risks to municipal bonds will be more market driven, relating to (1) credit rating downgrades, (2) headlines, and (3) liquidity, all of which can negatively impact a bond’s value. So while investors face some price risk from potential rating downgrades and negative sentiment, we don’t think a state bond default should be among their concerns.”

“Against those near-term headwinds, we see a number of reasons to be constructive on the municipal market for long-term investors,” Permut said. “First, the supply of tax-exempt municipal bonds has been limited in recent years by the Build America Bonds (BAB) program. While legislation has not yet been passed to extend the BAB program beyond 2010, we expect some form of extension due to municipal funding needs and the success of the program. Second, we see a number of factors supporting municipal bond demand going forward—tax-exempt municipal bond yields are attractive in absolute terms and relative to Treasuries, and tax rates are almost certain to rise. In addition, demand for higher-yielding, longer-term municipal bonds—such as those in which the fund invests—is likely to be supported by income-seeking investors looking to step out the credit and maturity spectrums from positions in low-yielding cash and short-term securities.”

7

California Long-Term Tax-Free

Portfolio at a Glance
As of 8/31/10
Weighted Average Maturity	17.0 years
Average Duration (Modified)	6.2 years

Yields as of August 31, 2010
30-Day SEC Yield
Investor Class	3.44%
Institutional Class	3.63%
A Class	3.05%
B Class	2.45%
C Class	2.45%
Investor Class 30-Day Tax-Equivalent Yields*
32.16% Tax Bracket	5.07%
34.88% Tax Bracket	5.28%
39.40% Tax Bracket	5.68%
41.21% Tax Bracket	5.85%
*The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors
% of fund investments as of 8/31/10
General Obligation (GO)	19%
Water/Sewer/Gas Revenue	16%
Hospital Revenue	12%
Certificates of Participation (COPs)/Leases	11%
Electric Revenue	9%

Types of Investments in Portfolio
% of net assets as of 8/31/10
Municipal Securities	100.2%
Other Assets and Liabilities	(0.2)%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During Period(1) 3/1/10 – 8/31/10	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,061.90	$2.49	0.48%
Institutional Class	$1,000	$1,062.80(2)	$1.45(3)	0.28%
A Class	$1,000	$1,060.60	$3.79	0.73%
B Class	$1,000	$1,056.60	$7.67	1.48%
C Class	$1,000	$1,056.60	$7.67	1.48%
Hypothetical
Investor Class	$1,000	$1,022.79	$2.45	0.48%
Institutional Class	$1,000	$1,023.79(4)	$1.43(4)	0.28%
A Class	$1,000	$1,021.53	$3.72	0.73%
B Class	$1,000	$1,017.74	$7.53	1.48%
C Class	$1,000	$1,017.74	$7.53	1.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through August 31, 2010.

(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the period from March 1, 2010 (commencement of sale) through August 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments
California Long-Term Tax-Free

AUGUST 31, 2010

	Principal Amount	Value
Municipal Securities — 100.2%
CALIFORNIA — 96.1%
ABAG Finance Auth. for Nonprofit Corps. Rev., (Branson School), VRDN, 3.40%, 9/2/10 (LOC: Allied Irish Bank plc)(1)	$1,650,000	$1,650,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Oshman Family Jewish Community), VRDN, 0.23%, 9/1/10 (LOC: LaSalle Bank N.A.)	1,100,000	1,100,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39(1)	2,200,000	2,488,750
Adelanto Public Utility Auth. Rev., Series 2009 A, (Utility System), 6.25%, 7/1/26	500,000	537,495
Anaheim Public Financing Auth. Rev., (Electric System Distribution), 5.25%, 10/1/39(1)	4,000,000	4,289,480
Antioch Public Financing Auth. Lease Rev., Series2002 A, (Municipal Facilities), 5.50%, 1/1/32 (NATL)(1)	5,235,000	5,295,150
Antioch Public Financing Auth. Lease Rev., Series2002 B, (Municipal Facilities), 5.625%, 1/1/27 (NATL)(1)	4,005,000	4,056,504
Avenal Public Financing Auth. Rev., 5.00%, 9/1/25(1)	1,395,000	1,322,055
Banning COP, (Wastewater System Refunding & Improvement), 8.00%,1/1/19 (Ambac)(1)(2)	365,000	456,243
Bay Area Toll Auth. TollBridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/31(1)	3,000,000	3,171,300
Bay Area Toll Auth. TollBridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39(1)	2,135,000	2,284,215
Bay Area Toll Auth. TollBridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27(1)	6,250,000	7,182,062
Big Bear Lake Water Rev., 6.00%, 4/1/22 (NATL)(1)	3,500,000	3,963,330
California County Tobacco Securitization Agency Rev., (Gold Country Settlement Funding Corp.), 5.25%, 6/1/46(1)	5,000,000	3,401,600
California Department of Water Resources Power Supply Rev., Series 2002 A, 5.50%, 5/1/14 (Ambac)(1)	3,480,000	3,788,224
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	1,450,000	1,724,862
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21(1)	1,425,000	1,724,022
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22(1)	1,275,000	1,526,825
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16(1)	1,700,000	2,004,045
California Educational Facilities Auth. Rev., (University of Pacific), 5.25%, 5/1/34(1)	2,000,000	2,059,340
California Educational Facilities Auth. Rev., (University of Santa Clara), 5.625%, 4/1/37	5,000,000	5,483,950
California Educational Facilities Auth. Rev., (Western University Health Sciences), 6.00%, 10/1/12, Prerefunded at 100% of Par(1)(2)	1,920,000	2,143,910
California Educational Facilities Auth. Rev., Series 2004 C, (Lutheran University), 5.00%, 10/1/29(1)	1,220,000	1,224,416
California Educational Facilities Auth. Rev., Series 2005 A, (Occidental College), 5.00%, 10/1/33 (NATL)	1,070,000	1,101,126
California Educational Facilities Auth. Rev., Series 2007 A, (Claremont Graduate University), 5.00%, 3/1/42(1)	3,000,000	3,020,670
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(1)	3,953,000	4,281,811

11

California Long-Term Tax-Free

	Principal Amount	Value
California Educational Facilities Auth. Rev., Series 2010 B, (Loyola Marymount University), VRDN, 1.10%, 9/1/10	$2,845,000	$2,845,000
California GO, 5.00%, 4/1/26(1)	3,000,000	3,189,420
California GO, 5.75%, 4/1/28(1)	2,000,000	2,242,060
California GO, 5.00%, 6/1/32(1)	6,600,000	6,741,636
California GO, 5.00%, 11/1/32(1)	5,000,000	5,112,950
California GO, 6.50%, 4/1/33(1)	5,000,000	5,870,600
California GO, 5.00%, 4/1/38(1)	5,000,000	5,064,300
California GO, 6.00%, 4/1/38(1)	5,000,000	5,583,600
California GO, 6.00%, 11/1/39(1)	5,000,000	5,607,800
California GO, 5.50%, 3/1/40(1)	1,500,000	1,613,115
California Health Facilities Financing Auth. Rev., Series 1993 C, (St. Francis Memorial Hospital), 5.875%, 11/1/23(1)(2)	7,165,000	9,184,097
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33(1)	1,000,000	1,170,570
California Health Facilities Financing Auth. Rev., Series 2008 J, (Catholic Healthcare West), 5.625%, 7/1/32(1)	5,000,000	5,215,100
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39(1)	3,400,000	3,755,062
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	5,000,000	5,449,700
California Health Facilities Financing Auth. Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29(1)	3,750,000	4,043,288
California Health Facilities Financing Auth. Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39(1)	3,000,000	3,225,360
California Health Facilities Financing Auth. Rev., Series 2009 B, (Providence Health & Services), 5.50%, 10/1/39(1)	1,000,000	1,076,940
California Infrastructure & Economic Development Bank Rev., (Performing Arts Center of Los Angeles County), 5.00%, 12/1/37(1)	1,000,000	1,004,450
California Infrastructure & Economic Development Bank Rev., Series 2009 B, (Pacific Gas and Electric), VRDN, 0.22%, 9/1/10 (LOC: Wells Fargo Bank N.A.)(1)	1,800,000	1,800,000
California Municipal Finance Auth. Rev., (Community Hospital of Central California), 5.50%, 2/1/39(1)	1,000,000	995,530
California Municipal Finance Auth. Rev., Series 2010 A, (Eisenhower Medical Center), 5.75%, 7/1/40	450,000	461,511
California Pollution Control Financing Auth. Rev., (San Jose Water Company), 5.10%, 6/1/40(1)	715,000	734,577
California Public Works Board Lease Rev., Series 1993 A, (Department of Corrections), 5.00%, 12/1/19 (Ambac)(1)	4,000,000	4,225,960
California Public Works Board Lease Rev., Series 2006 E, (University of California Research), 5.00%, 10/1/31(1)	1,335,000	1,388,133
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30(1)	2,000,000	2,128,620
California Public Works Board Lease Rev., Series 2009 H, (Department of Correction and Rehabilitation), 5.75%, 11/1/29(1)	2,435,000	2,611,270
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	3,600,000	3,965,472
California Statewide Communities Development Auth. Rev., (St. Joseph Remarketing 3/27/08), 5.125%, 7/1/24 (NATL)(1)	1,500,000	1,595,835

12

California Long-Term Tax-Free

	Principal Amount	Value
California Statewide Communities Development Auth. Rev., Series 1998 A, (Sherman Oaks), 5.00%, 8/1/22 (Ambac/California Mortgage Insurance)(1)	$3,800,000	$3,984,376
California Statewide Communities Development Auth. Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31(1)	5,000,000	5,124,850
California Statewide Communities Development Auth. Rev., Series 2005 A, (Thomas Jefferson School of Law), 4.875%, 10/1/15, Prerefunded at 100% of Par(1)(2)	1,000,000	1,120,200
California Statewide Communities Development Auth. Rev., Series 2006 B, (Kaiser Permanente), 5.25%, 3/1/45(1)	4,950,000	5,004,153
California Statewide Communities Development Auth. Rev., Series 2008 C, (Catholic Healthcare West), 5.625%, 7/1/35(1)	3,000,000	3,179,880
California Statewide Communities Development Auth. Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/13(1)	2,500,000	2,733,200
California University Systemwide Rev., Series 2007 A, 5.00%, 11/1/24 (AGM)(1)	5,000,000	5,529,300
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34(1)	2,200,000	2,386,186
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 88-1), 6.50%, 9/1/14 (AGM)(1)	4,745,000	4,859,592
Carlsbad Unified School District GO, Series 2007 A, (Election of 2006), 5.25%, 8/1/32 (NATL)(1)	1,125,000	1,222,650
Castaic Lake Water Agency COP, Series 1994 A, (Water System Improvement), 7.00%, 8/1/12 (NATL)(1)	1,520,000	1,700,591
Coalinga Public Financing Auth. Local Obligation Rev., Series 1998 A, (Senior Lien), 6.375%, 9/15/21 (Ambac)(1)	1,320,000	1,589,016
Concord Joint Powers Financing Auth. Lease Rev., (Police Facilities), 5.25%, 8/1/13(1)	1,390,000	1,494,903
Contra Costa Water District Rev., Series 1992 E, 6.25%, 10/1/12 (Ambac)(1)	825,000	870,359
Fresno Sewer Rev., Series 1993 A1, 6.25%, 9/1/14 (Ambac)(1)	2,225,000	2,450,682
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2003 A1, 6.25%, 6/1/13, Prerefunded at 100% of Par(1)(2)	1,190,000	1,331,312
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	4,375,000	2,960,431
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	10,000,000	7,490,700
Hillsborough School District GO, Series 2006 B, (Election of 2002), 4.86%, 9/1/29(1)(3)	4,705,000	2,025,267
Hillsborough School District GO, Series 2006 B, (Election of 2002), 4.87%, 9/1/30(1)(3)	5,010,000	2,016,725
Hillsborough School District GO, Series 2006 B, (Election of 2002), 4.88%, 9/1/31(1)(3)	5,335,000	1,979,232
Huntington Beach Union High School District GO, (Election of 2004), 4.98%, 8/1/30 (AGM-CR/NATL)(1)(3)	6,880,000	2,259,323
Huntington Beach Union High School District GO, (Election of 2004), 5.00%, 8/1/31 (NATL)(1)(3)	5,000,000	1,540,050
Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 89-10), VRDN, 0.23%, 9/1/10 (LOC: State Street Bank & Trust Co. and California State Teacher’s Retirement)(1)	1,200,000	1,200,000

13

California Long-Term Tax-Free

	Principal Amount	Value
Irvine Improvement Bond Act of 1915 Special Assessment Rev., Series 2006 A, (Assessment District No. 05-21), VRDN, 0.24%, 9/1/10 (LOC: Bank of New York and California State Teacher’s Retirement)	$800,000	$800,000
Kern High School District GO, 7.15%, 8/1/14 (NATL)(1)(2)	1,815,000	2,271,854
Kern High School District GO, Series 1992 C, (Election of 1990), 6.25%, 8/1/13 (NATL)(1)(2)	1,340,000	1,567,545
Kern High School District GO, Series 2004 B, (Election of 2004), 7.00%, 8/1/17(1)	3,630,000	4,827,864
Lancaster Financing Auth. Tax Allocation Rev., (Projects No. 5 & 6), 5.60%, 2/1/34(1)	1,250,000	1,254,750
Lodi Unified School District COP, Series 2005 A, (Aspire), 5.00%, 8/1/32 (NATL/FGIC)(1)	2,140,000	2,166,065
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/21(1)	4,370,000	5,013,920
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38(1)	4,000,000	4,365,480
Los Angeles Department of Water & Power Waterworks Rev., Series 2007 A2, 5.00%, 7/1/44 (Ambac)(1)	9,900,000	10,362,726
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20(1)	5,000,000	5,996,050
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29(1)	2,000,000	2,157,540
Manhattan Beach Unified School District GO, Series 2009 A, (Election of 2008), 6.37%, 9/1/29(1)(3)	5,905,000	2,110,152
Metropolitan Water District of Southern California Rev., 5.75%, 8/10/18(1)	8,000,000	9,683,360
Metropolitan Water District of Southern California Rev., Series 2009 B, 5.00%, 7/1/30(1)	4,000,000	4,496,000
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	1,150,000	1,261,262
Modesto Irrigation District COP, Series 2009 A, 5.75%, 10/1/34(1)	2,500,000	2,744,625
M-S-R Public Power Agency Rev., Series 1989 D, (San Juan), 6.75%, 7/1/20 (NATL)(1)(2)	7,625,000	9,511,959
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)(1)	1,000,000	1,706,500
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14(1)	1,000,000	1,087,710
Oakland Redevelopment Agency Tax Allocation Rev., (Central District), 5.50%, 2/1/14 (Ambac)(1)	4,160,000	4,241,910
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	700,000	711,606
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 5.00%, 9/2/26	850,000	829,880
Oxnard School District GO, Series 2001 A, 5.75%, 8/1/22 (NATL)(1)	3,100,000	3,654,993
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	1,750,000	1,953,752
Palomar Pomerado Health GO, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(1)(4)	1,670,000	1,119,752
Pasadena COP, (Old Pasadena Parking Facility), 6.25%, 1/1/18(1)	1,895,000	2,224,559
Pico Rivera Water Auth. Rev., Series 1999 A, (Water System), 5.50%, 5/1/29 (NATL)(1)	2,500,000	2,822,475
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.24%, 9/1/10 (LOC: State Street Bank & Trust Co. and California State Teacher’s Retirement)(1)	1,200,000	1,200,000

14

California Long-Term Tax-Free

	Principal Amount	Value
Pomona Unified School District GO, Series 2000 A, 6.55%, 8/1/29 (NATL)(1)	$1,000,000	$1,257,720
Pomona Unified School District GO, Series 2001 A, 6.15%, 8/1/30 (NATL)(1)	1,000,000	1,146,330
Poway Unified School District Public Financing Auth. Rev., 7.875%, 9/15/39	1,070,000	1,192,954
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40(1)	800,000	824,696
Riverside Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Housing Set-Aside), 5.00%, 8/1/28 (NATL/FGIC)(1)	1,280,000	1,258,394
Sacramento County Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 5.625%, 7/1/29(1)	1,000,000	1,090,740
Saddleback Valley Unified School District Public Financing Auth. Special Tax Rev., Series 1997 A, 6.00%, 9/1/16 (AGM)(1)	1,000,000	1,207,380
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	1,800,000	2,102,346
San Bernardino Community College District GO, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(1)(4)	7,400,000	4,692,784
San Diego County COP Linked Security, ARC, YCC, 5.625%, 9/1/12 (Ambac)(1)	2,700,000	2,763,018
San Diego County Water Financing Agency Auth. Rev., Series 2010 A, 5.00%, 5/1/24(1)	5,000,000	5,856,350
San Diego Public Facilities Financing Auth. Sewer Rev., Series 2009 A, 5.25%, 5/15/34(1)	2,000,000	2,185,220
San Diego Public Facilities Financing Auth. Sewer Rev., Series 2010 A, 5.25%, 5/15/25(1)	2,000,000	2,343,300
San Francisco City and County Airports Commission Rev., Series 2009 D, VRDN, 2.25%, 12/4/12(1)	1,500,000	1,529,040
San Francisco City and County Airports Commission Rev., Series 2009 E, 5.25%, 5/1/23(1)	2,000,000	2,292,920
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29(1)	1,170,000	1,228,219
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 D, 5.00%, 11/1/20(1)	5,295,000	6,511,473
San Mateo County Joint Powers Financing Auth. Lease Rev., (Capital Projects Program), 6.50%, 7/1/15 (NATL)(1)	3,000,000	3,530,280
San Mateo County Joint Powers Financing Auth. Lease Rev., (Capital Projects Program), 6.00%, 7/1/19 (NATL)(1)	4,000,000	4,835,120
Santa Margarita-Dana Point Auth. Rev., Series 1994 B, (Improvement Districts 3, 3A, 4, 4A), 7.25%, 8/1/14 (NATL)(1)	2,000,000	2,386,120
Shasta Lake Public Finance Auth. Rev., 5.00%, 4/1/25(1)	2,470,000	2,444,707
South Coast Air Quality Management District Building Corp. Rev., (Installment Sale Headquarters), 6.00%, 8/1/11 (Ambac)(1)	940,000	967,204
South Orange County Public Financing Auth. Special Tax Rev., Series 1994 A, (Senior Lien), 7.00%, 9/1/11 (NATL)(1)	2,000,000	2,112,040
Southern California Public Power Auth. Rev., (Multiple Projects), 6.75%, 7/1/12 (AGM-CR)(1)	2,315,000	2,572,590
Southern California Public Power Auth. Rev., (Multiple Projects), 6.75%, 7/1/13 (AGM-CR)(1)	3,730,000	4,344,145
Southern California Public Power Auth. Rev., Series 2010-1, (Windy Point/Windy Flats), 5.00%, 7/1/22(5)	3,000,000	3,542,580
Susanville Public Financing Auth. Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45(5)	1,000,000	999,890

15

California Long-Term Tax-Free

	Principal Amount	Value
Taft Public Financing Auth. Lease Rev., Series 1997 A, (Community Correctional Facility Acquisition), 6.05%, 1/1/17(1)	$2,000,000	$2,004,900
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.625%, 1/1/29(1)	1,200,000	1,343,736
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/18(1)	1,215,000	1,264,074
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/19(1)	1,285,000	1,328,883
Turlock Irrigation District Rev., Series 2010 A, 5.00%, 1/1/40(1)	2,790,000	2,908,157
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40(1)	2,000,000	2,083,940
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 9/1/10 (AGM)	5,500,000	5,500,770
Ukiah Electric Rev., 6.25%, 6/1/18 (NATL)(1)	2,115,000	2,323,539
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33(1)	5,000,000	5,520,500
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	3,000,000	3,245,550
Vista COP, (Community Projects), 5.00%,5/1/37 (NATL)(1)	5,500,000	5,487,570
Watsonville Insured Hospital Rev., Series 1996 A, (Community Hospital), 6.20%, 7/1/12 (California Mortgage Insurance)(1)(2)	1,325,000	1,416,558
Woodland COP, (Wastewater System), 5.75%, 3/1/12 (Ambac)(1)	1,690,000	1,743,928
Woodland Finance Auth. Rev., Series 2009 A, (Second Senior Lien), 5.00%, 3/1/32(1)	3,305,000	3,489,948
		434,260,221
GUAM — 0.7%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29(1)	900,000	991,935
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	2,300,000	2,311,730
		3,303,665
PUERTO RICO — 1.5%
Puerto Rico Highway & Transportation Auth. Rev., Series 2007 M, 5.00%, 7/1/22(1)	3,220,000	3,365,641
Puerto Rico Infrastructure Financing Auth. Special Tax Rev., Series 2005 C, 5.50%, 7/1/23 (Ambac)(1)	2,000,000	2,272,840
University of Puerto Rico Rev., Series 2006 Q, 5.00%, 6/1/12(1)	1,200,000	1,258,644
		6,897,125
U.S. VIRGIN ISLANDS — 1.9%
Virgin Islands Public Finance Auth. Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17(1)	3,480,000	3,921,090
Virgin Islands Public Finance Auth. Rev., Series 2010 A, (Senior Lien), 5.00%, 10/1/20(1)	3,915,000	4,354,615
		8,275,705
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $422,219,170)		452,736,716
OTHER ASSETS AND LIABILITIES — (0.2)%		(824,696)
TOTAL NET ASSETS — 100.0%		$451,912,020

16

California Long-Term Tax-Free

Futures Contracts
Contracts Purchased	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
10 U.S. Long Bond	December 2010	$1,350,313	$10,567

Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
419 U.S. Treasury 2-Year Notes	December 2010	$91,819,922	$(28,135)

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
AGM-CR = Assured Guaranty Municipal Corporation - Custodian Receipts
Ambac = Ambac Assurance Corporation
ARC = Auction Rate Certificate
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
M-S-R = Modesto, Stockton, Redding
NATL = National Public Finance Guarantee Corporation
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
YCC = Yield Curve Certificate

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $97,713,000.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(4)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(5)	When-issued security.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

AUGUST 31, 2010
Assets
Investment securities, at value (cost of $422,219,170)	$452,736,716
Cash	74,385
Receivable for investments sold	4,085,000
Receivable for capital shares sold	112,439
Receivable for variation margin on futures contracts	9,375
Interest receivable	5,753,331
462,771,246

Liabilities
Payable for investments purchased	10,014,420
Payable for capital shares redeemed	139,227
Payable for variation margin on futures contracts	6,547
Accrued management fees	178,416
Service fees (and distribution fees — A Class) payable	5,385
Distribution fees payable	6,685
Dividends payable	508,546
10,859,226

Net Assets	$451,912,020

Net Assets Consist of:
Capital paid in	$434,372,865
Accumulated net investment loss	(78,469)
Accumulated net realized loss on investment transactions	(12,882,354)
Net unrealized appreciation on investments	30,499,978
$451,912,020

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$426,043,585	38,041,140	$11.20
Institutional Class	$26,574	2,372	$11.20
A Class	$15,173,077	1,354,750	$11.20	*
B Class	$28,106	2,510	$11.20
C Class	$10,640,678	950,068	$11.20
*Maximum offering price $11.73 (net asset value divided by 0.955)

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED AUGUST 31, 2010
Investment Income (Loss)
Income:
Interest	$21,700,383

Expenses:
Management fees	2,069,832
Distribution fees:
B Class	200
C Class	66,248
Service fees:
B Class	67
C Class	22,083
Distribution and service fees — A Class	33,929
Trustees’ fees and expenses	20,261
Other expenses	6,954
2,219,574

Net investment income (loss)	19,480,809

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,089,602)
Futures contract transactions	(193,925)
(2,283,527)

Change in net unrealized appreciation (depreciation) on:
Investments	23,687,057
Futures contracts	168,340
23,855,397

Net realized and unrealized gain (loss)	21,571,870

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,052,679

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2010 AND AUGUST 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$19,480,809	$19,769,646
Net realized gain (loss)	(2,283,527)	(8,155,162)
Change in net unrealized appreciation (depreciation)	23,855,397	489,021
Net increase (decrease) in net assets resulting from operations	41,052,679	12,103,505

Distributions to Shareholders
From net investment income:
Investor Class	(18,720,262)	(19,296,657)
Institutional Class	(605)	—
A Class	(582,006)	(330,336)
B Class	(946)	(951)
C Class	(312,550)	(132,178)
From net realized gains:
Investor Class	(282,535)	—
A Class	(8,495)	—
B Class	(18)	—
C Class	(5,256)	—
Decrease in net assets from distributions	(19,912,673)	(19,760,122)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	8,900,659	(8,879,658)

Net increase (decrease) in net assets	30,040,665	(16,536,275)

Net Assets
Beginning of period	421,871,355	438,407,630
End of period	$451,912,020	$421,871,355

Accumulated undistributed net investment income (loss)	$(78,469)	$135,560

See Notes to Financial Statements.

20

Notes to Financial Statements

AUGUST 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in long-term investment-grade municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the mean of the most recent bid and asked prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, institutional trading activity, trading in similar groups of securities and any development related to that specific security. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

21

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2010 was 0.47% for the Investor Class, A Class, B Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

22

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2010, were $109,550,993 and $104,988,453, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2010(1)		Year ended August 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,702,970	$29,387,729	2,458,207	$25,282,715
Issued in reinvestment of distributions	1,184,282	12,862,339	1,265,165	12,986,315
Redeemed	(3,826,672)	(41,505,709)	(5,540,731)	(56,281,428)
	60,580	744,359	(1,817,359)	(18,012,398)
Institutional Class			N/A
Sold	2,317	25,000
Issued in reinvestment of distributions	55	605
	2,372	25,605
A Class
Sold	810,728	8,777,394	846,542	8,782,757
Issued in reinvestment of distributions	37,822	411,170	12,798	131,710
Redeemed	(451,686)	(4,895,520)	(470,769)	(4,779,031)
	396,864	4,293,044	388,571	4,135,436
B Class
Issued in reinvestment of distributions	89	964	92	951
C Class
Sold	463,115	5,026,696	510,946	5,269,768
Issued in reinvestment of distributions	11,540	125,311	5,017	51,988
Redeemed	(120,777)	(1,315,320)	(31,374)	(325,403)
	353,878	3,836,687	484,589	4,996,353
Net increase (decrease)	813,783	$8,900,659	(944,107)	$(8,879,658)

(1)	March 1, 2010 (commencement of sale) through August 31, 2010 for the Institutional Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

23

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of August 31, 2010, the valuation inputs used to determine the fair value of the fund’s municipal securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $9,375 in receivable for variation margin on futures contracts and as a liability of $6,547 in payable for variation margin on futures contracts. For the year ended August 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $(193,925) in net realized gain (loss) on futures contract transactions and $168,340 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended August 31, 2010, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$19,549,168	$19,760,122
Long-term capital gains	$363,505	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$422,375,435
Gross tax appreciation of investments	$34,093,772
Gross tax depreciation of investments	(3,732,491)
Net tax appreciation (depreciation) of investments	$30,361,281
Other book-to-tax adjustments	$(392,456)
Net tax appreciation (depreciation)	$29,968,825
Accumulated capital losses	$(10,313,198)
Capital loss deferral	$(2,116,472)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and to the realization for tax purposes of unrealized gains (losses) for certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2018.

The capital loss deferral listed above represents net capital losses incurred in the ten-month period ended August 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

25

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,569,053 as exempt interest dividends for the fiscal year ended August 31, 2010.

The fund hereby designates $363,505, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended August 31, 2010.

26

Financial Highlights
California Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended August 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.67	$10.83	$10.98	$11.36	$11.78
Income From Investment Operations
Net Investment Income (Loss)	0.49 (1)	0.50	0.51	0.51	0.51
Net Realized and Unrealized Gain (Loss)	0.54	(0.16)	(0.15)	(0.36)	(0.19)
Total From Investment Operations	1.03	0.34	0.36	0.15	0.32
Distributions
From Net Investment Income	(0.49)	(0.50)	(0.51)	(0.51)	(0.51)
From Net Realized Gains	(0.01)	—	—	(0.02)	(0.23)
Total Distributions	(0.50)	(0.50)	(0.51)	(0.53)	(0.74)
Net Asset Value, End of Period	$11.20	$10.67	$10.83	$10.98	$11.36

Total Return(2)	9.90%	3.47%	3.29%	1.24%	2.89%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.48%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.51%	4.90%	4.60%	4.48%	4.46%
Portfolio Turnover Rate	25%	36%	29%	18%	33%
Net Assets, End of Period (in thousands)	$426,044	$405,263	$431,008	$442,058	$446,000

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

27

California Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.79
Income From Investment Operations
Net Investment Income (Loss)(2)	0.26
Net Realized and Unrealized Gain (Loss)	0.41
Total From Investment Operations	0.67
Distributions
From Net Investment Income	(0.26)
Net Asset Value, End of Period	$11.20

Total Return(3)	6.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.28	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.69	%(4)
Portfolio Turnover Rate	25	%(5)
Net Assets, End of Period (in thousands)	$27

(1)	March 1, 2010 (commencement of sale) through August 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

28

California Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.67	$10.83	$11.10
Income From Investment Operations
Net Investment Income (Loss)	0.47 (2)	0.48	0.44
Net Realized and Unrealized Gain (Loss)	0.54	(0.16)	(0.27)
Total From Investment Operations	1.01	0.32	0.17
Distributions
From Net Investment Income	(0.47)	(0.48)	(0.44)
From Net Realized Gains	(0.01)	—	—
Total Distributions	(0.48)	(0.48)	(0.44)
Net Asset Value, End of Period	$11.20	$10.67	$10.83

Total Return(3)	9.63%	3.22%	1.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.73%	0.74%	0.74	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.26%	4.65%	4.41	%(4)
Portfolio Turnover Rate	25%	36%	29	%(5)
Net Assets, End of Period (in thousands)	$15,173	$10,221	$6,166

(1)	September 28, 2007 (commencement of sale) through August 31, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2008.

See Notes to Financial Statements.

29

California Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.67	$10.83	$11.10
Income From Investment Operations
Net Investment Income (Loss)	0.38 (2)	0.40	0.36
Net Realized and Unrealized Gain (Loss)	0.54	(0.16)	(0.27)
Total From Investment Operations	0.92	0.24	0.09
Distributions
From Net Investment Income	(0.38)	(0.40)	(0.36)
From Net Realized Gains	(0.01)	—	—
Total Distributions	(0.39)	(0.40)	(0.36)
Net Asset Value, End of Period	$11.20	$10.67	$10.83

Total Return(3)	8.81%	2.44%	0.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48%	1.49%	1.49	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.51%	3.90%	3.64	%(4)
Portfolio Turnover Rate	25%	36%	29	%(5)
Net Assets, End of Period (in thousands)	$28	$26	$25

(1)	September 28, 2007 (commencement of sale) through August 31, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2008.

See Notes to Financial Statements.

30

California Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.67	$10.83	$11.10
Income From Investment Operations
Net Investment Income (Loss)	0.38 (2)	0.40	0.36
Net Realized and Unrealized Gain (Loss)	0.54	(0.16)	(0.27)
Total From Investment Operations	0.92	0.24	0.09
Distributions
From Net Investment Income	(0.38)	(0.40)	(0.36)
From Net Realized Gains	(0.01)	—	—
Total Distributions	(0.39)	(0.40)	(0.36)
Net Asset Value, End of Period	$11.20	$10.67	$10.83

Total Return(3)	8.81%	2.45%	0.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48%	1.49%	1.49	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.51%	3.90%	3.72	%(4)
Portfolio Turnover Rate	25%	36%	29	%(5)
Net Assets, End of Period (in thousands)	$10,641	$6,362	$1,209

(1)	September 28, 2007 (commencement of sale) through August 31, 2008.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2008.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:
To elect one Trustee to the Board of Trustees of American Century California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and Municipal Funds):

Frederick L.A. Grauer	For:	1,348,614,209
	Withhold:	62,773,142
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:
To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C	For:	252,693,639
	Against:	5,890,775
	Abstain:	18,983,458
	Broker Non-Vote:	32,697,907

33

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

34

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience:  BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

35

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Board Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarksand/or a peer group of other mutual funds with similar investment objectives and strategies;

38

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fundinvestment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board member may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

39

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

40

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

42

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5 Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital California Tax-Exempt Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and are issued in California.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Municipal High Yield Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Index (a subset of the Barclays Capital U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more, and excludes Treasury Bills.

44

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1010
CL-ANN-69562

Annual Report
August 31, 2010

American Century Investments®

California Tax-Free Bond Fund
(effective November 1, 2010, renamed
California Intermediate-Term
Tax-Free Bond Fund)

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

California Tax-Free Bond Fund

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Top Five Sectors	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	24
Statement of Operations	25
Statement of Changes in Net Assets	26
Notes to Financial Statements	27
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	37

Other Information

Proxy Voting Results	38
Management	39
Board Approval of Management Agreements	43
Additional Information	48
Index Definitions	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President's Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended August 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal Market Review

Municipal bonds produced solid returns during the 12 months ended August 31, 2010 (see the accompanying table). Economic growth was uneven, fueling investor uncertainty, which helped bonds. On the upside, the government’s extraordinary monetary and fiscal stimulus policies enacted in late 2008 meant a return to positive growth in the second half of 2009 and early 2010. However, financial market volatility in May and June related to the European sovereign debt crisis led many to worry about another potential economic slowdown. In addition, the housing market and consumer debt levels remained concerns, while the unemployment rate ended August at 9.6% and the Federal Reserve (the Fed) talked of the growing risk of deflation. In that environment, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero, while bond yields remained in the neighborhood of record lows.

Better economic and market conditions—particularly early in the fiscal year—caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in August, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

California Credit Comment

Despite the flood of negative press about budget challenges for states and local governments, our municipal credit research team believes that municipal defaults will continue to be relatively rare, especially compared with corporate defaults. Indeed, during the fiscal year, two major credit rating agencies recalibrated California state’s general obligation (GO) credit rating higher to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds. It’s also important to note that California cannot file for bankruptcy, the state is constitutionally required to pay debt service on its GO bonds, and GO debt is second only to education in its claim on all general fund revenues.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital Taxable Market Indices
Municipal Bond	9.78%	U.S. Aggregate Bond	9.18%
5 Year General Obligation (GO) Bond	7.53%	U.S. Treasury Bond	8.13%
California Tax-Exempt Bond	10.84%
Long-Term Municipal Bond	13.28%
Municipal High Yield Bond	22.08%

Performance
California Tax-Free Bond

Total Returns as of August 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception		Inception Date
Investor Class	BCITX	9.26%	4.48%	4.65%	5.85%		11/9/83
Barclays Capital 7 Year Municipal Bond Index(1)	—	9.44%	5.76%	5.76%	N/A	(2)	—
Barclays Capital 5 Year GO Bond Index	—	7.53%	5.44%	5.27%	6.45%	(3)	—
Lipper California Intermediate Municipal Debt Funds Average Returns(4)	—	8.63%	3.96%	4.29%	5.86%	(5)	—
Investor Class’s Lipper Ranking(4) as of 8/31/10	—	16 of 39	6 of 36	4 of 22	1 of 1	(5)	—
as of 9/30/10	—	13 of 39	6 of 36	4 of 22	1 of 1		—
Institutional Class	BCTIX	—	—	—	5.50%	(6)	3/1/10
A Class No sales charge* With sales charge*	BCIAX	— —	— —	— —	5.27% 0.50%	(6) (6)	3/1/10
C Class No sales charge* With sales charge*	BCIYX	— —	— —	— —	4.87% 3.87%	(6) (6)	3/1/10

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
In August of 2010, the fund’s benchmark changed from the Barclays Capital 5 Year GO Bond Index to the Barclays Capital 7 Year Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration. The investment process is unchanged.

(2)	Benchmark data first available 1/1/90.

(3)	Since 10/31/83, the date nearest the Investor Class’s inception for which data are available.

(4)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(5)	Since 11/10/83, the date nearest the Investor Class’s inception for which data are available.

(6)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

California Tax-Free Bond

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2000

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.49%	0.29%	0.74%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary
California Tax-Free Bond

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

For the 12 months ended August 31, 2010, California Tax-Free Bond returned 9.26%.* By comparison, the Barclays Capital 5 Year GO Bond and 7 Year Municipal Bond indices gained 7.53% and 9.44%, respectively. At the same time, the California Intermediate Municipal Debt Funds tracked by Lipper had an average return of 8.63%. See page 4 for additional performance comparisons. The portfolio’s longer-term performance also compares well with the Lipper group average return for the five- and 10-year periods ended in August (see page 4).

The portfolio’s performance benefited from our yield curve positioning, while some of our sector and coupon allocation decisions had mixed effects.

Sector, Credit, Coupon Allocation Mixed

Looking at sector allocation effects, we added attractively valued general obligation (GO) bonds over the course of the fiscal year. These securities underperformed revenue bonds because of worries about the state budget crisis and negative headlines. Nevertheless, we believe these securities can perform well over time. Among revenue bonds, we tended to favor essential service revenue bonds (such as utilities, education, and health care debt). This was beneficial because health care was the best-performing segment of the investment-grade municipal market for the year. However, it hurt relative results to hold an underweight position in industrial development revenue and pollution control revenue bonds, which also did well during the fiscal year.

The portfolio’s credit allocation also had a mixed effect. More than 50% of assets were in securities rated AAA and AA as of August 31, but lower-rated bonds did best for the 12 months. We also favored higher-coupon premium bonds, which are typically less sensitive to interest rate changes than bonds of a similar maturity but with lower coupons. These premium bonds did well in absolute terms, but slightly trailed discount bonds for the fiscal year.

Yield Curve Trade Helped

During the fiscal year, we put in place a yield curve “flattening” trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral”, meaning we added no additional interest rate risk in taking the position. We implemented the trade in late 2009 when the slope of the Treasury yield curve approached record levels of steepness. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). So far in 2010, we’ve seen mostly a bull flattener.

*All fund returns referenced in this commentary are for Investor Class shares.

California Tax-Free Bond

Credit and Market Outlook

Recent dramatic headlines about ballooning deficits, pension obligations, and other state budget challenges have elevated concerns among investors about possible municipal bond devaluations and defaults. While it’s true that the Great Recession and its aftermath have significantly affected economic growth and municipal finances, Steven Permut, who leads American Century Investments’ municipal bond team, believes the market for California municipal bonds is in better shape than the headlines convey.

“We do not believe California will default on its GO bonds,” Permut begins. “The state is constitutionally required to make its debt payments, which represent only a small portion of its overall revenues. Nor do we believe California will lack cash to pay GO bondholders, because the Controller looks forward in projecting the state’s cash position to ensure it has sufficient capital to pay its GO bond obligations (indeed, that is the reason why the state issues IOUs). Instead, we think the real risks to municipal bonds will be more market driven, relating to (1) credit rating downgrades, (2) headlines, and (3) liquidity, all of which can negatively impact a bond’s value. So while investors face some price risk from potential rating downgrades and negative sentiment, we don’t think a state bond default should be among their concerns.”

“Against those near-term headwinds, we see a number of reasons to be constructive on the municipal market for long-term investors,” Permut said. “First, the supply of tax-exempt municipal bonds has been limited in recent years by the Build America Bonds (BAB) program. While legislation has not yet been passed to extend the BAB program beyond 2010, we expect some form of extension due to municipal funding needs and the success of the program. Second, we see a number of factors supporting municipal bond demand going forward—tax-exempt municipal bond yields are attractive in absolute terms and relative to Treasuries, and tax rates are almost certain to rise. In addition, demand for higher-yielding, longer-term municipal bonds—such as those in which the fund invests—is likely to be supported by income-seeking investors looking to step out the credit and maturity spectrums from positions in low-yielding cash and short-term securities.”

California Tax-Free Bond

Portfolio at a Glance
As of 8/31/10
Weighted Average Maturity	9.6 years
Average Duration (Modified)	4.9 years

Yields as of August 31, 2010
30-Day SEC Yield
Investor Class	2.31%
Institutional Class	2.48%
A Class	1.97%
C Class	1.33%

Investor Class 30-Day Tax-Equivalent Yields*
32.16% Tax Bracket	3.41%
34.88% Tax Bracket	3.55%
39.40% Tax Bracket	3.81%
41.21% Tax Bracket	3.93%
* The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors
% of fund investments as of 8/31/10
Electric Revenue	19%
General Obligation (GO)	19%
Prerefunded	11%
Hospital Revenue	10%
Certificates of Participation (COPs)/Leases	8%

Types of Investments in Portfolio
% of total net assets as of 8/31/10
Municipal Securities	100.5%
Other Assets and Liabilities	(0.5)%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10		Expenses Paid During Period(1) 3/1/10 – 8/31/10		Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,053.20		$2.48		0.48%
Institutional Class	$1,000	$1,055.00	(2)	$1.44	(3)	0.28%
A Class	$1,000	$1,052.70	(2)	$3.76	(3)	0.73%
C Class	$1,000	$1,048.70	(2)	$7.60	(3)	1.48%
Hypothetical
Investor Class	$1,000	$1,022.79		$2.45		0.48%
Institutional Class	$1,000	$1,023.79	(4)	$1.43	(4)	0.28%
A Class	$1,000	$1,021.53	(4)	$3.72	(4)	0.73%
C Class	$1,000	$1,017.74	(4)	$7.53	(4)	1.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through August 31, 2010.

(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the period from March 1, 2010 (commencement of sale) through August 31, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments
California Tax-Free Bond

AUGUST 31, 2010

	Principal Amount	Value
Municipal Securities — 100.5%
CALIFORNIA — 96.9%
ABAG Finance Auth. for Nonprofit Corps. Rev., (Branson School), VRDN, 3.40%, 9/2/10 (LOC: Allied Irish Bank plc)(1)	$3,450,000	$3,450,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Oshman Family Jewish Community Center), VRDN, 0.23%, 9/1/10 (LOC: LaSalle Bank N.A.)	3,200,000	3,200,000
Bay Area Toll Auth. Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/34(1)	5,000,000	5,373,200
Bay Area Toll Auth. Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27(1)	6,250,000	7,182,063
California Department of Water Resources Power Supply Rev., Series 2002 A, 5.375%, 5/1/12, Prerefunded at 101% of Par (XLCA)(1)(2)	7,000,000	7,658,280
California Department of Water Resources Power Supply Rev., Series 2002 A, 5.50%, 5/1/12(1)	3,750,000	4,062,413
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22(1)	1,800,000	2,089,242
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	2,450,000	2,914,422
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21(1)	5,000,000	5,852,550
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19(1)	5,000,000	6,099,950
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21(1)	2,850,000	3,448,044
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22(1)	28,725,000	34,398,475
California Department of Water Resources Rev., (Central Valley), 5.50%, 12/1/11, Prerefunded at 100% of Par(1)(2)	15,000	15,992
California Department of Water Resources Rev., (Central Valley), 5.50%, 12/1/17(1)	1,235,000	1,305,432
California Department of Water Resources Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/22(1)	2,000,000	2,357,040
California Department of Water Resources Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/24(1)	2,000,000	2,319,960
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/13(1)	2,905,000	3,281,720
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/13 (NATL)(1)	1,645,000	1,858,324
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14(1)(2)	1,130,000	1,327,648
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14(1)	3,870,000	4,470,392
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14 (NATL/FGIC)(1)	8,460,000	9,772,484
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18(1)	7,000,000	8,425,410
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/22(1)	2,000,000	2,219,860
California Educational Facilities Auth. Rev., (Golden Gate University), 5.50%, 10/1/18(1)	5,040,000	5,042,117
California Educational Facilities Auth. Rev., (Santa Clara University), 5.00%, 4/1/18	500,000	588,040

California Tax-Free Bond

	Principal Amount	Value
California Educational Facilities Auth. Rev., (Santa Clara University), 5.00%, 4/1/19	$700,000	$813,785
California Educational Facilities Auth. Rev., (Santa Clara University), 5.25%, 4/1/23	2,000,000	2,270,900
California Educational Facilities Auth. Rev., (Scripps College), 5.25%, 8/1/11, Prerefunded at 100% of Par(1)(2)	950,000	994,346
California Educational Facilities Auth. Rev., (University of the Pacific), 5.00%, 11/1/36	1,045,000	1,057,728
California Educational Facilities Auth. Rev., Series 2004 C, (Lutheran University), 5.00%, 10/1/24(1)	2,500,000	2,534,875
California Educational Facilities Auth. Rev., Series 2008 T4, (Stanford University), 5.00%, 3/15/14(1)	5,000,000	5,778,550
California Educational Facilities Auth. Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24(1)	2,100,000	2,464,182
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(1)	2,952,000	3,197,547
California Educational Facilities Auth. Rev., Series 2010 A, (Loyola Marymount University), 5.00%, 10/1/30	1,365,000	1,436,171
California Educational Facilities Auth. Rev., Series 2010 B, (Loyola Marymount University), VRDN, 1.10%, 9/2/10	4,265,000	4,265,000
California GO, 5.25%, 10/1/10, Prerefunded at 100% of Par (FGIC-TCRS)(1)(2)	7,650,000	7,681,671
California GO, 5.50%, 3/1/11 (XLCA-ICR)(1)	1,000,000	1,024,570
California GO, 5.50%, 4/1/12 (NATL)(1)	5,000,000	5,365,650
California GO, 5.00%, 2/1/14, Prerefunded at 100% of Par(1)(2)	4,000,000	4,599,880
California GO, 5.125%, 2/1/14, Prerefunded at 100% of Par(1)(2)	5,000,000	5,771,000
California GO, 5.00%, 10/1/16(1)	2,820,000	3,262,007
California GO, 5.00%, 11/1/16 (Ambac)(1)	1,575,000	1,822,842
California GO, 5.00%, 8/1/18(1)	2,260,000	2,566,027
California GO, 5.25%, 2/1/20(1)	5,000,000	5,460,150
California GO, 5.00%, 3/1/20(1)	1,690,000	1,904,867
California GO, 5.00%, 8/1/20(1)	5,000,000	5,585,800
California GO, 5.25%, 10/1/20(1)	5,000,000	5,830,150
California GO, 5.00%, 3/1/22(1)	5,000,000	5,438,000
California GO, 5.50%, 4/1/24(1)	4,000,000	4,541,920
California GO, 5.00%, 8/1/24(1)	1,260,000	1,354,475
California GO, 5.75%, 4/1/28(1)	5,000,000	5,605,150
California GO, 5.75%, 4/1/31(1)	7,710,000	8,537,129
California GO, 6.50%, 4/1/33(1)	5,000,000	5,870,600
California GO, 6.00%, 4/1/38(1)	3,000,000	3,350,160
California Health Facilities Financing Auth. Rev., (NCROC Paradise Valley Estates), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)(1)	1,985,000	2,161,764
California Health Facilities Financing Auth. Rev., Series 1998 A, (Kaiser Permanente), 5.25%, 6/1/11 (AGM)(1)(2)	2,000,000	2,008,240
California Health Facilities Financing Auth. Rev., Series 2008 A, (Scripps Health), 5.00%, 10/1/17(1)	1,400,000	1,588,916
California Health Facilities Financing Auth. Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/17(1)	1,000,000	1,158,600
California Health Facilities Financing Auth. Rev., Series 2008 A, (Sutter Health), 5.25%, 8/15/22(1)	3,335,000	3,683,041

California Tax-Free Bond

	Principal Amount	Value
California Health Facilities Financing Auth. Rev., Series 2008 A, (Sutter Health), 5.00%, 8/15/38(1)	$2,520,000	$2,552,936
California Health Facilities Financing Auth. Rev., Series 2008 A3, (Stanford Hospital & Clinics), VRDN, 3.45%, 6/15/11(1)	1,000,000	1,023,090
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 5.00%, 10/1/14(1)	500,000	568,630
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.25%, 10/1/24(1)	3,250,000	3,869,352
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38(1)	2,125,000	2,468,039
California Health Facilities Financing Auth. Rev., Series 2008 H, (Catholic Healthcare West), 5.125%, 7/1/22(1)	1,000,000	1,059,900
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 5.00%, 7/1/18(1)	4,980,000	5,574,562
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 5.40%, 7/1/21(1)	2,500,000	2,807,600
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital), 6.25%, 11/1/29(1)	5,000,000	5,458,550
California Health Facilities Financing Auth. Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29(1)	3,750,000	4,043,287
California Health Facilities Financing Auth. Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39(1)	3,000,000	3,225,360
California Health Facilities Financing Auth. Rev., Series 2010 A, (Stanford Hospital), 5.00%, 11/15/25(1)	3,000,000	3,310,830
California Infrastructure & Economic Development Bank Rev., (University of California, San Fransco Neurosciences Building), 5.00%, 5/15/22(1)	3,735,000	4,331,816
California Infrastructure & Economic Development Bank Rev., Series 2000 A, (Scripps Research Institute), 5.625%, 7/1/20(1)	1,000,000	1,003,360
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridges Seismic Retrofit 1st Lien), 5.125%, 7/1/26, Prerefunded at 100% of Par (Ambac)(1)(2)	5,000,000	6,331,150
California Infrastructure & Economic Development Bank Rev., Series 2006 A, (California Science Center Phase II), 4.25%, 5/1/13 (NATL/FGIC)(1)	1,075,000	1,126,385
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (California Independent System Operator Corp.), 5.00%, 2/1/13(1)	2,500,000	2,702,850
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (Jewish Community Center), VRDN, 0.23%, 9/1/10 (LOC: Bank of America N.A.)(1)	4,800,000	4,800,000
California Infrastructure & Economic Development Bank Rev., Series 2009 A, (Pacific Gas and Electric), VRDN, 0.22%, 9/1/10 (LOC: Wells Fargo Bank N.A.)(1)	1,700,000	1,700,000
California Infrastructure & Economic Development Bank Rev., Series 2009 B, (Pacific Gas and Electric), VRDN, 0.22%, 9/1/10 (LOC: Wells Fargo Bank N.A.)(1)	2,100,000	2,100,000
California Mobilehome Park Financing Auth. Rev., Series 2006 A, (Union City Tropics), 3.80%, 12/15/11(1)	825,000	828,836

California Tax-Free Bond

	Principal Amount	Value
California Municipal Finance Auth. Rev., (Gideon Hausner Jewish Day School), VRDN, 0.28%, 9/2/10 (LOC: U.S. Bank N.A.)(1)	$1,145,000	$1,145,000
California Municipal Finance Auth. Rev., (Loma Linda University), 5.00%, 4/1/23(1)	1,145,000	1,217,467
California Municipal Finance Auth. Rev., (Loma Linda University), 5.00%, 4/1/28(1)	2,000,000	2,060,960
California Municipal Finance Auth. Rev., Series 2010 A, (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	643,593
California Municipal Finance Auth. Rev., Series 2010 A, (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	1,866,726
California Pollution Control Financing Auth. Rev., (San Jose Water Company), 5.10%, 6/1/40(1)	715,000	734,577
California Public Works Board Lease Rev., Series 2005 A, (Department General Services – Butterfield), 5.00%, 6/1/15(1)	1,450,000	1,603,613
California Public Works Board Lease Rev., Series 2006 A, (Various California State University Projects), 5.00%, 10/1/11(1)	2,165,000	2,260,823
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.00%, 11/1/13 (NATL/FGIC)(1)	2,590,000	2,848,223
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.25%, 11/1/19 (NATL/FGIC)(1)	1,210,000	1,348,436
California Public Works Board Lease Rev., Series 2009 A, (Department General Services – Buildings 8 & 9), 6.25%, 4/1/34(1)	2,435,000	2,656,731
California Public Works Board Lease Rev., Series 2009 B, (Department of Education – Riverside Campus), 6.00%, 4/1/27(1)	2,130,000	2,346,557
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 5.00%, 11/1/13(1)	2,000,000	2,199,400
California State University Fresno Association, Inc. Rev., (Auxiliary Organization Event Center), 5.00%, 7/1/12(1)(2)	1,000,000	1,080,960
California State University Fresno Association, Inc. Rev., (Auxiliary Organization Event Center), 5.25%, 7/1/12, Prerefunded at 101% of Par(1)(2)	3,100,000	3,395,771
California State University Fresno Association, Inc. Rev., (Auxiliary Organization Event Center), 6.00%, 7/1/12, Prerefunded at 101% of Par(1)(2)	1,500,000	1,663,605
California State University System Rev., Series 2002 A, 5.375%, 11/1/18 (Ambac)(1)	1,250,000	1,357,887
California Statewide Communities Development Auth. Rev., (John Muir Health), 5.00%, 7/1/20(1)	2,225,000	2,394,234
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	20,070,000	22,107,506
California Statewide Communities Development Auth. Rev., (St. Joseph Remarketing 3/27/08), 5.125%, 7/1/24 (NATL)(1)	2,000,000	2,127,780
California Statewide Communities Development Auth. Rev., (The Painted Turtle), VRDN, 3.40%, 9/2/10 (LOC: Allied Irish Bank plc)(1)	7,800,000	7,800,000
California Statewide Communities Development Auth. Rev., Series 2002 B, (Pooled Financing Program), 5.20%, 10/1/18 (AGM)(1)	1,695,000	1,832,600
California Statewide Communities Development Auth. Rev., Series 2002 C, (Kaiser Permanente), VRDN, 3.85%, 6/1/12(1)	1,100,000	1,149,533

California Tax-Free Bond

	Principal Amount	Value
California Statewide Communities Development Auth. Rev., Series 2007 A, (California Baptist University), 5.30%, 11/1/18	$2,140,000	$2,120,291
California Statewide Communities Development Auth. Rev., Series 2007 A, (California Baptist University), 5.40%, 11/1/27	2,450,000	2,237,242
California Statewide Communities Development Auth. Rev., Series 2007 A, (Front Porch Communities and Services), 5.125%, 4/1/37(1)(3)	1,600,000	1,503,872
California Statewide Communities Development Auth. Rev., Series 2007 A, (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/20 (California Mortgage Insurance)(1)	1,000,000	1,061,120
California Statewide Communities Development Auth. Rev., Series 2007 A, (Valleycare Health System), 4.80%, 7/15/17	4,100,000	4,126,035
California Statewide Communities Development Auth. Rev., Series 2007 A, (Valleycare Health System), 5.00%, 7/15/22	1,000,000	965,210
California Statewide Communities Development Auth. Rev., Series 2007 B, (Adventist Health System West), 5.00%, 3/1/37 (AGC)(1)	2,500,000	2,561,800
California Statewide Communities Development Auth. Rev., Series 2008 D, (Catholic Healthcare West), 5.50%, 7/1/31(1)	1,000,000	1,053,990
California Statewide Communities Development Auth. Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/13(1)	6,500,000	7,106,320
Calleguas-Las Virgines Public Financing Auth. Rev., Series 2007 A, (Municipal Water District), 5.00%, 7/1/20 (NATL/FGIC)(1)	1,000,000	1,130,530
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 87-1), 5.00%, 9/1/18 (Ambac)(1)	3,115,000	3,382,578
Carson Redevelopment Agency Tax Allocation Rev., (Redevelopment Project Area No. 1), 5.50%, 10/1/11 (NATL)(1)	1,130,000	1,175,008
Chabot-Las Positas Community College District COP, (1995 Financing Project), 5.50%, 12/1/10 (AGM)(1)(2)	560,000	566,653
Chaffey Community College District GO, Series 2002 A, 4.25%, 7/1/11 (AGM)(1)	1,070,000	1,103,459
Coast Community College District GO, Series 2006 B, (Election of 2002), 5.00%, 8/1/17 (AGM)(1)	2,065,000	2,428,316
Eastern Municipal Water District Water & Sewer COP, Series 2001 A, 5.25%, 7/1/13 (NATL/FGIC)(1)	2,300,000	2,384,709
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/24(1)	1,000,000	1,118,290
El Segundo Unified School District GO, 5.375%, 9/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,020,000	1,122,796
El Segundo Unified School District GO, 5.375%, 9/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,095,000	1,205,354
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, Series 2002 A, 5.375%, 10/1/15 (NATL)(1)	1,000,000	1,060,940
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, Series 2002 A, 5.375%, 10/1/16 (NATL)(1)	1,225,000	1,299,651
Folsom Public Financing Auth. Lease Rev., (City Hall & Community Center), 5.25%, 10/1/14 (AGM)(1)	1,225,000	1,305,985
Folsom Public Financing Auth. Lease Rev., (City Hall & Community Center), 5.25%, 10/1/15 (AGM)(1)	1,290,000	1,375,282

California Tax-Free Bond

	Principal Amount	Value
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 1995 A, (Senior Lien), 5.26%, 1/1/26(1)(2)(4)	$10,000,000	$6,054,000
Franklin-McKinley School District GO, Series 2005 A, (Election of 2004), 5.00%, 8/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	1,150,000	1,360,922
Fremont Union High School District GO, Series 2000 B, 5.25%, 9/1/10, Prerefunded at 100% of Par(1)(2)	2,550,000	2,550,000
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2003 A1, 6.75%, 6/1/13, Prerefunded at 100% of Par(1)(2)	4,440,000	5,184,677
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	10,000,000	7,490,700
Hercules Redevelopment Agency Tax Allocation Rev., Series 2007 A, 5.00%, 8/1/12 (Ambac)(1)	1,300,000	1,321,073
Hercules Redevelopment Agency Tax Allocation Rev., Series 2007 A, 5.00%, 8/1/13 (Ambac)(1)	1,360,000	1,379,829
Hillsborough School District GO, (Bond Anticipation Notes), 3.60%, 9/1/13(4)	2,700,000	2,471,958
Huntington Beach Union High School District GO, (Election of 2004), 4.98%, 8/1/30 (AGM-CR/NATL)(1)(4)	10,320,000	3,388,985
Imperial Irrigation District COP, (Water Systems), 5.50%, 7/1/16 (Ambac)(1)	1,675,000	1,696,038
Inglewood Redevelopment Agency Tax Allocation Rev., Series 2007 A1, (Subordinate Lien), 5.00%, 5/1/23 (Ambac)(1)	795,000	798,482
Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Limited Obligation Assessment District No. 93-14), VRDN, 0.24%, 9/1/10 (LOC: Bank of America N.A.)(1)	200,000	200,000
Irvine Improvement Bond Act of 1915 Special Assessment Rev., Series 2006 A, (Assessment District No. 05-21), VRDN, 0.24%, 9/1/10 (LOC: Bank of New York and California State Teacher’s Retirement)	800,000	800,000
Irvine Unified School District Financing Auth. Special Tax Rev., Series 2006 A, (Group II), 4.50%, 9/1/13	785,000	814,406
Irvine Unified School District Financing Auth. Special Tax Rev., Series 2006 A, (Group II), 4.75%, 9/1/16	600,000	620,232
Irvine Unified School District Financing Auth. Special Tax Rev., Series 2006 A, (Group II), 5.00%, 9/1/20	745,000	755,788
Lancaster Financing Auth. Tax Allocation Rev., (Projects No. 5 & 6), 4.00%, 2/1/11(1)	120,000	121,030
Lancaster Financing Auth. Tax Allocation Rev., (Projects No. 5 & 6), 4.30%, 2/1/13(1)	125,000	130,758
Long Beach Bond Finance Auth. Lease Rev., (Plaza Parking Facility), 5.25%, 11/1/16(1)	2,030,000	2,100,827
Los Altos School District GO, 5.00%, 8/1/19 (Ambac)(1)	2,500,000	2,854,125
Los Angeles Community Redevelopment Agency Parking System Rev., (Cinerama Dome Public Package), 5.30%, 7/1/13 (ACA) (LOC: Wells Fargo Bank N.A.)(1)	1,030,000	966,902
Los Angeles County Metropolitan Transportation Auth. Sales Tax Rev., Series 2001 B, (Proposal A), 5.25%, 7/1/13 (AGM)(1)	3,000,000	3,148,590
Los Angeles County Metropolitan Transportation Auth. Sales Tax Rev., Series 2001 B, (Proposal A), 5.25%, 7/1/16 (AGM)(1)	6,680,000	6,992,424
Los Angeles County Metropolitan Transportation Auth. Sales Tax Rev., Series 2008 B, (Proposal A), 5.00%, 7/1/31(1)	1,000,000	1,093,700

California Tax-Free Bond

	Principal Amount	Value
Los Angeles County Metropolitan Transportation Auth. Sales Tax Rev., Series 2010 A, (General Union), 5.00%, 7/1/18(1)	$2,100,000	$2,500,932
Los Angeles County Metropolitan Transportation Auth. Sales Tax Rev., Series 2010 A, (General Union), 5.00%, 7/1/20(1)	3,000,000	3,573,720
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.00%, 5/15/18(1)	750,000	889,080
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40(1)	5,000,000	5,238,600
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38(1)	5,000,000	5,456,850
Los Angeles Department of Water & Power Rev., Series 2008 A2, (Power System), 5.25%, 7/1/32(1)	3,735,000	4,121,386
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20(1)	10,000,000	11,992,100
Los Angeles Unified School District GO, 5.50%, 7/1/12 (NATL)(1)	3,500,000	3,809,155
Los Angeles Unified School District GO, Series 2002 E, (Election of 1997), 5.00%, 7/1/11 (NATL)(1)	5,000,000	5,189,650
Los Angeles Unified School District GO, Series 2003 F, (Election of 1997), 5.00%, 7/1/16 (AGM)(1)	2,500,000	2,772,700
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29(1)	4,000,000	4,315,080
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/34(1)	2,975,000	3,413,961
Los Gatos-Saratoga Joint Union High School District GO, Series 2002 C, (Election of 1998), 5.375%, 6/1/12, Prerefunded at 101% of Par (AGM)(1)(2)	1,390,000	1,528,208
Lynwood Public Financing Auth. Lease Rev., Series 2003 A, (Public Capital Improvement), 4.125%, 9/1/12 (Ambac)(1)	575,000	612,881
Manhattan Beach Unified School District GO, Series 2009 A, (Election of 2008), 6.29%, 9/1/28(1)(4)	5,620,000	2,153,753
Mojave Unified School District No. 1 Facilities Improvement GO, 5.25%, 8/1/20 (NATL/FGIC)(1)	1,520,000	1,635,292
Mountain View COP, (Capital Projects), 5.25%, 8/1/18(1)	1,485,000	1,614,047
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/12 (NATL)(1)	4,065,000	4,376,216
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/13 (NATL)(1)	2,305,000	2,556,775
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/14 (NATL)(1)	1,000,000	1,136,900
Murrieta Valley Unified School District Public Financing Auth. Special Tax Rev., Series 2006 A, 4.00%, 9/1/11 (AGC)(1)	1,255,000	1,297,519
Murrieta Valley Unified School District Public Financing Auth. Special Tax Rev., Series 2006 A, 4.00%, 9/1/12 (AGC)(1)	1,745,000	1,859,175
Murrieta Valley Unified School District Public Financing Auth. Special Tax Rev., Series 2006 A, 4.00%, 9/1/13 (AGC)(1)	1,690,000	1,847,356
Murrieta Valley Unified School District Public Financing Auth. Special Tax Rev., Series 2006 A, 4.00%, 9/1/14 (AGC)(1)	1,085,000	1,203,883
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14(1)	1,500,000	1,631,565
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/19(1)	2,000,000	2,320,020
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/20(1)	1,515,000	1,740,750

California Tax-Free Bond

	Principal Amount	Value
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/21(1)	$2,050,000	$2,326,319
Northern California Power Agency Rev., Series 2010 A, 5.25%, 8/1/22(1)	4,250,000	4,851,290
Oceanside COP, Series 2003 A, 5.00%, 4/1/11 (Ambac)(1)	1,225,000	1,247,920
Oceanside COP, Series 2003 A, 5.00%, 4/1/12 (Ambac)(1)	1,310,000	1,374,138
Oceanside Unified School District GO, Series 2010 B, (Election of 2008), 5.95%, 8/1/37 (AGM)(1)(4)	9,500,000	2,001,745
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	675,000	686,191
Orange County Community Facilities District Special Tax Rev., Series 2005 A, (No. 04-1-Ladera Ranch), 3.80%, 8/15/11	760,000	770,648
Orange County Community Facilities District Special Tax Rev., Series 2005 A, (No. 04-1-Ladera Ranch), 3.90%, 8/15/12	825,000	845,312
Orange County Community Facilities District Special Tax Rev., Series 2005 A, (No. 04-1-Ladera Ranch), 4.10%, 8/15/13	700,000	722,253
Orange County Community Facilities District Special Tax Rev., Series 2005 A, (No. 04-1-Ladera Ranch), 4.25%, 8/15/14	1,135,000	1,169,595
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.30%, 9/2/14	270,000	279,542
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.45%, 9/2/15	320,000	330,899
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.55%, 9/2/16	245,000	252,411
Orange County Public Financing Auth. Lease Rev., (Juvenile Justice Center Facility), 5.375%, 6/1/17 (Ambac)(1)	3,030,000	3,251,523
Orange County Sanitation District COP, Series 2007 B, 5.00%, 2/1/26 (AGM)(1)	2,750,000	3,037,540
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	1,000,000	1,116,430
Palomar Pomerado Health GO, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(1)(5)	1,660,000	1,113,047
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.24%, 9/1/10 (LOC: State Street Bank & Trust Co. and California State Teacher’s Retirement)(1)	2,300,000	2,300,000
Poway Unified School District Public Financing Auth. Special Tax Rev., 5.00%, 9/15/19 (Ambac)(1)	1,170,000	1,246,974
Poway Unified School District Public Financing Auth. Special Tax Rev., 5.00%, 9/15/20 (Ambac)(1)	1,215,000	1,280,343
Rancho Mirage Joint Powers Financing Auth. Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/15(1)	1,505,000	1,632,383
Rancho Mirage Joint Powers Financing Auth. Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/21(1)	1,000,000	1,032,040
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/14 (Ambac)(1)	1,000,000	1,129,850
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/15 (Ambac)(1)	1,875,000	2,121,787

California Tax-Free Bond

	Principal Amount	Value
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40(1)	$1,200,000	$1,237,044
Sacramento City Financing Auth. Lease Rev., Series 1993 A, 5.40%, 11/1/20 (Ambac)(1)	3,000,000	3,326,670
Sacramento City Financing Auth. Rev., 5.00%, 12/1/16 (NATL/FGIC)(1)	2,500,000	2,792,325
Sacramento City Financing Auth. Rev., Series 2002 A, (City Hall), 5.25%, 12/1/12, Prerefunded at 100% of Par (AGM)(1)(2)	4,045,000	4,485,986
Sacramento City Financing Auth. Rev., Series 2002 A, (City Hall), 5.25%, 12/1/15 (AGM)(1)	1,245,000	1,354,398
Sacramento County Airport System Rev., 5.00%, 7/1/20(1)	1,000,000	1,143,530
Sacramento County Airport System Rev., 5.00%, 7/1/23(1)	1,000,000	1,108,910
Sacramento County Airport System Rev., 5.00%, 7/1/24(1)	1,000,000	1,102,830
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)(1)	3,105,000	3,757,795
Sacramento Municipal Utility District Electric Rev., Series 2001 O, 5.25%, 8/15/11 (NATL)(1)	5,005,000	5,222,317
Sacramento Municipal Utility District Electric Rev., Series 2003 S, 5.00%, 11/15/11 (NATL)(1)	3,000,000	3,154,530
Sacramento Sanitation District Financing Auth. Rev., Series 2008 D, (Subordinated Lien Sanitation District), VRDN, 0.23%, 9/1/10 (LOC: Bank of America N.A.)(1)	1,400,000	1,400,000
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.25%, 8/1/18(1)	350,000	424,645
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.50%, 8/1/19(1)	300,000	369,699
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	1,500,000	1,751,955
San Bernardino Community College District GO, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(1)(5)	9,840,000	6,240,134
San Bernardino County Redevelopment Agency Tax Allocation Rev., Series 2005 A, (San Sevaine Redevelopment), 5.00%, 9/1/15 (Radian)(1)	1,005,000	1,076,938
San Buenaventura City COP, Series 2002 B, 5.50%, 1/1/12, Prerefunded at 101% of Par (Ambac)(1)(2)	1,695,000	1,828,719
San Buenaventura City COP, Series 2002 B, 5.50%, 1/1/12, Prerefunded at 101% of Par (Ambac)(1)(2)	1,790,000	1,931,213
San Diego Public Facilities Financing Auth. Rev., Series 2009 A, 5.00%, 8/1/21(1)	1,000,000	1,159,690
San Diego Public Facilities Financing Auth. Rev., Series 2009 B, 5.00%, 5/15/22(1)	3,680,000	4,303,981
San Diego Public Facilities Financing Auth. Tax Allocation Rev., Series 2007 B, (Southcrest and Central Imperial Redevelopment), 5.125%, 10/1/22 (Radian)(1)	1,280,000	1,335,898
San Diego Public Facilities Financing Sewer Auth. Rev., Series 2010 A, 5.25%, 5/15/24(1)	3,400,000	4,021,010
San Diego Redevelopment Agency Tax Allocation Rev., (Horton Plaza), 5.70%, 11/1/17(1)	2,030,000	2,056,694
San Diego Redevelopment Agency Tax Allocation Rev., (Horton Plaza), 5.80%, 11/1/21(1)	2,635,000	2,666,725
San Diego Redevelopment Agency Tax Allocation Rev., (North Park), 5.90%, 9/1/25(1)	710,000	710,696

California Tax-Free Bond

	Principal Amount	Value
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/17 (AGC)(1)	$3,375,000	$3,993,975
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/18 (AGC)(1)	2,000,000	2,386,820
San Francisco City and County Airports Commission Rev., Series 2009 D, VRDN, 2.25%, 12/4/12(1)	2,500,000	2,548,400
San Francisco City and County Airports Commission Rev., Series 2009 E, 5.25%, 5/1/23(1)	2,000,000	2,292,920
San Francisco City and County Airports Commission Rev., Series 2010 C, (Governmental Purpose), 5.00%, 5/1/19(1)	1,500,000	1,779,855
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29(1)	1,170,000	1,228,219
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/27(1)	1,295,000	1,493,847
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/28(1)	2,780,000	3,179,458
San Mateo County Transportation District Sales Tax Rev., Series 1993 A, 5.25%, 6/1/18 (NATL)(1)	2,680,000	3,216,911
San Pablo Redevelopment Agency Tax Allocation Rev., (Tenth Township), VRDN, 0.24%, 9/1/10 (LOC: Union Bank of California N.A.)(1)	4,600,000	4,600,000
San Ramon Valley Unified School District GO, (Election of 2002), 5.00%, 8/1/21 (NATL)(1)	1,000,000	1,117,890
Santa Ana Community Redevelopment Agency Tax Allocation Rev., Series 2003 B, (South Main Street Redevelopment), 5.00%, 9/1/13 (NATL/FGIC)(1)	1,885,000	2,008,467
Santa Barbara County COP, 5.375%, 10/1/17 (Ambac)(1)	3,350,000	3,516,093
Santa Fe Springs Community Development Commission Tax Allocation Rev., 5.375%, 9/1/16 (NATL)(1)	430,000	435,121
Santa Fe Springs Community Development Commission Tax Allocation Rev., Series 2002 A, 5.375%, 9/1/10, Prerefunded at 101% of Par (NATL)(1)(2)	690,000	696,900
Santa Monica-Malibu Unified School District GO, 5.25%, 8/1/13(1)	1,250,000	1,409,837
Santa Paula Utilities Auth. Water Rev., 5.25%, 2/1/40(1)	3,675,000	3,907,738
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.45%, 9/2/10 (LOC: Landesbank Baden-Wurttemberg)(1)	600,000	600,000
Scotts Valley COP, 4.00%, 10/1/15 (AGM)(1)	1,075,000	1,114,872
Scotts Valley COP, 4.25%, 10/1/18 (AGM)(1)	1,370,000	1,413,552
Scotts Valley Redevelopment Agency Tax Allocation Rev., 5.00%, 8/1/29 (Ambac)(1)	1,980,000	1,980,416
Shasta Lake Public Finance Auth. Rev., 4.50%, 4/1/15(1)	1,530,000	1,594,229
Shasta Lake Public Finance Auth. Rev., 5.00%, 4/1/19(1)	2,400,000	2,458,104
Shasta Lake Public Finance Auth. Rev., 5.00%, 4/1/22(1)	2,130,000	2,143,781
Solano County COP, 5.00%, 11/1/13 (NATL)(1)	1,135,000	1,263,244
South Orange County Public Financing Auth. Special Tax Rev., Series 2003 A, (Senior Lien), 5.00%, 9/1/12 (NATL)(1)	2,000,000	2,164,340
South Tahoe Joint Powers Financing Auth. Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/13 (Ambac)(1)	1,080,000	1,169,824

California Tax-Free Bond

	Principal Amount	Value
South Tahoe Joint Powers Financing Auth. Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/15 (Ambac)(1)	$1,195,000	$1,324,526
South Tahoe Joint Powers Financing Auth. Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/17 (Ambac)(1)	1,310,000	1,412,324
South Tahoe Joint Powers Financing Auth. Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/19 (Ambac)(1)	1,445,000	1,533,896
Southern California Public Power Auth. Rev., Series 2002 A, (Southern Transmission), 5.25%, 7/1/17 (AGM)(1)	5,000,000	5,376,000
Southern California Public Power Auth. Rev., Series 2002 A, (Southern Transmission), 5.25%, 7/1/18 (AGM)(1)	3,325,000	3,585,447
Southern California Public Power Auth. Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22(1)	2,875,000	3,313,725
Southern California Public Power Auth. Rev., Series 2008 B, (Southern Transmission), 6.00%, 7/1/27(1)	2,000,000	2,358,620
Southern California Public Power Auth. Rev., Series 2010-1, (Windy Point/Windy Flats), 5.00%, 7/1/22(6)	5,725,000	6,760,424
Southwestern Community College District GO, 5.625%, 8/1/11, Prerefunded at 101% of Par (Ambac)(1)(2)	1,975,000	2,093,698
Tahoe Forest Hospital District Rev., (Healthcare Facility), VRDN, 0.24%, 9/1/10 (LOC: U.S. Bank N.A.)	2,090,000	2,090,000
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.625%, 1/1/29(1)	1,000,000	1,119,780
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 4.50%, 10/15/10(1)	820,000	822,140
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.00%, 10/15/12(1)	895,000	935,078
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.00%, 10/15/14(1)	985,000	1,051,359
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/15(1)	1,035,000	1,112,128
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/16(1)	1,090,000	1,153,634
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/17(1)	1,150,000	1,205,108
Turlock Irrigation District Rev., Series 2003 A, 5.00%, 1/1/13 (NATL)(1)	2,175,000	2,367,205
Turlock Irrigation District Rev., Series 2010 A, 5.00%, 1/1/40(1)	4,185,000	4,362,235
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 9/1/10 (AGM)	8,500,000	8,501,190
University of California Regents Medical Center Pooled Rev., Series 2008 D, 5.00%, 5/15/27(1)	1,000,000	1,064,540
University of California Rev., Series 2009 Q, 5.25%, 5/15/23(1)	2,000,000	2,342,020
University of California Rev., Series 2010 S, 5.00%, 5/15/20(1)	1,405,000	1,671,472
Val Verde Unified School District COP, 5.00%, 1/1/14 (FGIC)(1)(2)	1,000,000	1,141,600
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	1,000,000	1,175,820
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	1,145,000	1,346,314
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	1,415,000	1,663,785
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	2,505,000	2,945,429

California Tax-Free Bond

	Principal Amount	Value
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	$2,640,000	$3,104,165
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(1)(2)	2,980,000	3,503,944
Vallejo Water Rev., Series 2005 A, VRDN, 0.34%, 9/2/10 (LOC: JPMorgan Chase Bank N.A)(1)	560,000	560,000
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33(1)	3,000,000	3,312,300
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	5,000,000	5,409,250
West Sacramento Financing Auth. Special Tax Rev., Series 2006 A, 5.00%, 9/1/18 (XLCA)(1)	1,500,000	1,583,430
West Sacramento Financing Auth. Special Tax Rev., Series 2006 A, 5.00%, 9/1/19 (XLCA)(1)	1,500,000	1,572,195
West Sacramento Financing Auth. Special Tax Rev., Series 2006 A, 5.00%, 9/1/20 (XLCA)(1)	1,300,000	1,347,853
		794,927,656
GUAM — 0.1%
Territory of Guam GO, Series 2009 A, 6.00%, 11/15/19(1)	1,000,000	1,051,500
PUERTO RICO — 3.2%
Puerto Rico Electric Power Auth. Rev., Series 2002 II, 5.375%, 7/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	3,700,000	4,080,212
Puerto Rico Electric Power Auth. Rev., Series 2002 KK, 5.25%, 7/1/13 (AGM)	1,255,000	1,392,473
Puerto Rico Electric Power Auth. Rev., Series 2002 KK, 5.50%, 7/1/14 (AGM)(1)	3,140,000	3,597,906
Puerto Rico Electric Power Auth. Rev., Series 2010 ZZ, 5.25%, 7/1/22(1)	4,950,000	5,607,954
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/17 (XLCA)(1)	5,000,000	5,610,900
Puerto Rico GO, Series 2004 A, VRDN, 5.00%, 7/1/12(1)	1,750,000	1,821,627
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL)(1)	1,500,000	1,566,120
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/15(1)	2,500,000	2,723,850
		26,401,042
U.S. VIRGIN ISLANDS — 0.3%
Virgin Islands Public Finance Auth. Rev., (Virgin Islands Gross Receipts Taxes Loan Note), 5.00%, 10/1/18 (NATL/FGIC)(1)	50,000	55,048
Virgin Islands Public Finance Auth. Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.00%, 10/1/14(1)	500,000	553,080
Virgin Islands Public Finance Auth. Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/15(1)	170,000	186,878
Virgin Islands Public Finance Auth. Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/16(1)	500,000	546,640
Virgin Islands Public Finance Auth. Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/20(1)	1,000,000	1,061,990
		2,403,636
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $771,268,974)		824,783,834
OTHER ASSETS AND LIABILITIES — (0.5)%		(4,363,923)
TOTAL NET ASSETS — 100.0%		$820,419,911

California Tax-Free Bond

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
230	U.S. Long Bond	December 2010	$31,057,188	$498,003

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
763	U.S. Treasury 2-Year Notes	December 2010	$167,204,297	$(54,704)

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
ACA = American Capital Access
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
AGM-CR = Assured Guaranty Municipal Corporation — Custodian Receipts
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
FGIC-TCRS = Financial Guaranty Insurance Company — Transferable Custodial Receipts
GO = General Obligation
LOC = Letter of Credit
M-S-R = Modesto, Stockton, Redding
NATL = National Public Finance Guarantee Corporation
NCROC = Northern California Retired Offices Community
Radian = Radian Asset Assurance, Inc.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
XLCA-ICR = XL Capital Ltd. — Insured Custodial Receipts

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $205,022,000.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,503,872, which represented 0.2% of total net assets.

(4)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(5)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(6)	When-issued security.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2010
Assets
Investment securities, at value (cost of $771,268,974)	$824,783,834
Cash	922,742
Receivable for investments sold	235,000
Receivable for capital shares sold	1,680,097
Receivable for variation margin on futures contracts	215,625
Interest receivable	9,412,789
837,250,087

Liabilities
Payable for investments purchased	15,228,879
Payable for capital shares redeemed	709,389
Payable for variation margin on futures contracts	11,922
Accrued management fees	320,282
Service fees (and distribution fees — A Class) payable	784
Distribution fees payable	1,041
Dividends payable	557,879
16,830,176

Net Assets	$820,419,911

Net Assets Consist of:
Capital paid in	$776,576,114
Accumulated net investment loss	(137,572)
Accumulated net realized loss on investment transactions	(9,976,790)
Net unrealized appreciation on investments	53,958,159
$820,419,911

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$814,104,975	70,401,098	$11.56
Institutional Class	$1,683,055	145,481	$11.57
A Class	$2,556,276	220,992	$11.57	*
C Class	$2,075,605	179,403	$11.57

*Maximum offering price $12.12 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2010
Investment Income (Loss)
Income:
Interest	$29,250,666

Expenses:
Management fees	3,329,871
Distribution fees — C Class	2,463
Service fees — C Class	821
Distribution and service fees — A Class	831
Trustees’ fees and expenses	28,387
Other expenses	13,563
3,375,936

Net investment income (loss)	25,874,730

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(384,381)
Futures contract transactions	497,438
113,057

Change in net unrealized appreciation (depreciation) on:
Investments	37,298,634
Futures contracts	664,618
37,963,252

Net realized and unrealized gain (loss)	38,076,309

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,951,039

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2010 AND AUGUST 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$25,874,730	$23,414,278
Net realized gain (loss)	113,057	(5,087,337)
Change in net unrealized appreciation (depreciation)	37,963,252	4,727,013
Net increase (decrease) in net assets resulting from operations	63,951,039	23,053,954

Distributions to Shareholders
From net investment income:
Investor Class	(25,985,572)	(23,282,784)
Institutional Class	(2,192)	—
A Class	(11,258)	—
C Class	(8,777)	—
Decrease in net assets from distributions	(26,007,799)	(23,282,784)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	185,737,633	(14,007,663)

Net increase (decrease) in net assets	223,680,873	(14,236,493)

Net Assets
Beginning of period	596,739,038	610,975,531
End of period	$820,419,911	$596,739,038

Accumulated undistributed net investment income (loss)	$(137,572)	$133,069

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. Effective November 1, 2010, the fund was renamed California Intermediate-Term Tax-Free Bond Fund. The fund is diversified under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in municipal obligations of all maturity ranges. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Institutional Class, A Class and C Class commenced on March 1, 2010.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the mean of the most recent bid and asked prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, institutional trading activity, trading in similar groups of securities and any development related to that specific security. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2010, was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2010, were $225,184,272 and $70,466,797, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2010(1)		Year ended August 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	24,426,478	$273,523,669	12,355,744	$132,296,225
Issued in reinvestment of distributions	1,811,862	20,305,019	1,742,660	18,658,483
Redeemed	(10,208,802)	(114,288,779)	(15,494,704)	(164,962,371)
	16,029,538	179,539,909	(1,396,300)	(14,007,663)
Institutional Class			N/A
Sold	145,329	1,671,555
Issued in reinvestment of distributions	191	2,192
Redeemed	(39)	(446)
	145,481	1,673,301
A Class			N/A
Sold	225,453	2,547,655
Issued in reinvestment of distributions	325	3,731
Redeemed	(4,786)	(54,229)
	220,992	2,497,157
C Class			N/A
Sold	178,849	2,020,953
Issued in reinvestment of distributions	630	7,184
Redeemed	(76)	(871)
	179,403	2,027,266
Net increase (decrease)	16,575,414	$185,737,633	(1,396,300)	$(14,007,663)

(1)	March 1, 2010 (commencement of sale) through August 31, 2010 for the Institutional Class, A Class and C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of August 31, 2010, the valuation inputs used to determine the fair value of the fund’s municipal securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise.  A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2010, is disclosed on the Statement of Assets and Liabilities as an asset of $215,625 in receivable for variation margin on futures contracts and as a liability of $11,922 in payable for variation margin on futures contracts. For the year ended August 31, 2010, the effect of interest rate risk derivative instruments on the Statement of Operations was $497,438 in net realized gain (loss) on futures contract transactions and $664,618 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended August 31, 2010, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$26,006,967	$23,282,784
Taxable ordinary income	$832	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$771,268,974
Gross tax appreciation of investments	$54,500,829
Gross tax depreciation of investments	(985,969)
Net tax appreciation (depreciation) of investments	$53,514,860
Other book-to-tax adjustments	$(686,137)
Net tax appreciation (depreciation)	$52,828,723
Accumulated capital losses	$(8,867,720)
Capital loss deferral	$(117,206)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) for certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015	2016	2017	2018
$(905,757)	—	$(405,593)	$(322,273)	$(551,134)	$(275,673)	$(2,836,470)	$(3,570,820)

The capital loss deferral listed above represents net capital losses incurred in the ten-month period ended August 31, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,841,692 as exempt interest dividends for the fiscal year ended August 31, 2010.

Financial Highlights
California Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended August 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.98	$10.96	$10.92	$11.15	$11.33
Income From Investment Operations
Net Investment Income (Loss)	0.41 (1)	0.44	0.44	0.45	0.46
Net Realized and Unrealized Gain (Loss)	0.59	0.01	0.04	(0.23)	(0.18)
Total From Investment Operations	1.00	0.45	0.48	0.22	0.28
Distributions
From Net Investment Income	(0.42)	(0.43)	(0.44)	(0.45)	(0.46)
From Net Realized Gains	—	—	—	—	— (2)
Total Distributions	(0.42)	(0.43)	(0.44)	(0.45)	(0.46)
Net Asset Value, End of Period	$11.56	$10.98	$10.96	$10.92	$11.15

Total Return(3)	9.26%	4.32%	4.42%	1.98%	2.58%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.48%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.70%	4.07%	3.96%	4.06%	4.13%
Portfolio Turnover Rate	11%	36%	41%	41%	34%
Net Assets, End of Period (in thousands)	$814,105	$596,739	$610,976	$462,246	$432,052

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

California Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.18
Income From Investment Operations
Net Investment Income (Loss)(2)	0.22
Net Realized and Unrealized Gain (Loss)	0.39
Total From Investment Operations	0.61
Distributions
From Net Investment Income	(0.22)
Net Asset Value, End of Period	$11.57

Total Return(3)	5.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.28	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.76	%(4)
Portfolio Turnover Rate	11	%(5)
Net Assets, End of Period (in thousands)	$1,683

(1)	March 1, 2010 (commencement of sale) through August 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

California Tax-Free Bond

A Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.18
Income From Investment Operations
Net Investment Income (Loss)(2)	0.19
Net Realized and Unrealized Gain (Loss)	0.39
Total From Investment Operations	0.58
Distributions
From Net Investment Income	(0.19)
Net Asset Value, End of Period	$11.57

Total Return(3)	5.27%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.73	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.37	%(4)
Portfolio Turnover Rate	11	%(5)
Net Assets, End of Period (in thousands)	$2,556

(1)	March 1, 2010 (commencement of sale) through August 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

California Tax-Free Bond

C Class
For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.18
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15
Net Realized and Unrealized Gain (Loss)	0.39
Total From Investment Operations	0.54
Distributions
From Net Investment Income	(0.15)
Net Asset Value, End of Period	$11.57

Total Return(3)	4.87%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.65	%(4)
Portfolio Turnover Rate	11	%(5)
Net Assets, End of Period (in thousands)	$2,076

(1)	March 1, 2010 (commencement of sale) through August 31, 2010.

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and
Municipal Funds and Shareholders of the California Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and Municipal Funds):

Frederick L.A. Grauer	For:	1,348,614,209
	Withhold:	62,773,142
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	391,938,845
	Against:	6,747,533
	Abstain:	18,995,476
	Broker Non-Vote:	59,403,529

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager,
ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other
ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board member may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5 Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital 7 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. This index is the 7 year (6-8) component of the Municipal Bond Index.

The Barclays Capital California Tax-Exempt Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and are issued in California.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Municipal High Yield Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Index (a subset of the Barclays Capital U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more, and excludes Treasury Bills.

Notes

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century California Tax-Free and Municipal Funds
Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1010
CL-ANN-69563

Annual Report
August 31, 2010

American Century Investments®

California Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

California Tax-Free Money Market Fund

Performance	4
Yields	5
Portfolio Composition by Maturity	5
Types of Investments in Portfolio	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20

Other Information

Proxy Voting Results	21
Management	22
Board Approval of Management Agreements	26
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended August 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal Market Review

Municipal bonds produced solid returns during the 12 months ended August 31, 2010 (see the accompanying table). Economic growth was uneven, fueling investor uncertainty, which helped bonds. On the upside, the government’s extraordinary monetary and fiscal stimulus policies enacted in late 2008 meant a return to positive growth in the second half of 2009 and early 2010. However, financial market volatility in May and June related to the European sovereign debt crisis led many to worry about another potential economic slowdown. In addition, the housing market and consumer debt levels remained concerns, while the unemployment rate ended August at 9.6% and the Federal Reserve (the Fed) talked of the growing risk of deflation. In that environment, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero, while bond yields remained in the neighborhood of record lows.

Better economic and market conditions—particularly early in the fiscal year—caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and higher-quality bonds did best. For the 12 months ended in August, this reversal meant that high-yield (below-investment-grade) and long-term municipal bonds did better than high-quality and shorter-term securities. Similarly, credit-sensitive municipal bonds outperformed Treasury securities for the 12 months after lagging during the credit crisis. Demand for municipal bonds was helped by attractive tax-equivalent yields and the outlook for higher marginal tax rates going forward.

California Credit Comment

Despite the flood of negative press about budget challenges for states and local governments, our municipal credit research team believes that municipal defaults will continue to be relatively rare, especially compared with corporate defaults. Indeed, during the fiscal year, two major credit rating agencies recalibrated California state’s general obligation (GO) credit rating higher to better recognize the superior credit quality and vastly lower default risk of municipal securities relative to corporate-backed bonds. It’s also important to note that California cannot file for bankruptcy, the state is constitutionally required to pay debt service on its GO bonds, and GO debt is second only to education in its claim on all general fund revenues.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2010
Barclays Capital Municipal Market Indices		Barclays Capital Taxable Market Indices
Municipal Bond	9.78%	U.S. Aggregate Bond	9.18%
5 Year General Obligation (GO) Bond	7.53%	U.S. Treasury Bond	8.13%
California Tax-Exempt Bond	10.84%
Long-Term Municipal Bond	13.28%
Municipal High Yield Bond	22.08%

3

Performance
California Tax-Free Money Market

Total Returns as of August 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCTXX	0.03%(1)	1.80%(1)	1.59%(1)	2.91%	11/9/83
Lipper California Tax-Exempt Money Market Funds Average Returns(2)	—	0.04%	1.67%	1.46%	3.01%(3)	—
Investor Class’s Lipper Ranking(2) as of 8/31/10	—	47 of 71	16 of 58	10 of 44	2 of 2(3)	—
as of 9/30/10	—	47 of 72	16 of 59	11 of 46	2 of 2(3)	—

(1)	Fund returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.

(2)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3)	Since 11/30/83, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class 0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

California Tax-Free Money Market

Yields as of August 31, 2010
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.12%
7-Day Effective Yield(1)
0.01%
7-Day Tax-Equivalent Current Yields(1)(2)
32.16% Tax Bracket	0.01%
34.88% Tax Bracket	0.02%
39.40% Tax Bracket	0.02%
41.21% Tax Bracket	0.02%
(1)The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
(2)The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition by Maturity
% of fund investments as of 8/31/10
1-30 days	88%
31-90 days	—
91-180 days	—
More than 180 days	12%

Types of Investments in Portfolio
% of total net assets as of 8/31/10
Municipal Securities	97.9%
Other Assets and Liabilities	2.1%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified  Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Expenses Paid During Period(1) 3/1/10 – 8/31/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,000.10	$1.71	0.34%
Investor Class (before waiver)	$1,000	$1,000.10(3)	$2.52	0.50%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,023.49	$1.73	0.34%
Investor Class (before waiver)	$1,000	$1,022.68	$2.55	0.50%

(1)
Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	During the six months ended August 31, 2010, the class received a partial waiver of its management fees.

(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

7

Schedule of Investments
California Tax-Free Money Market

AUGUST 31, 2010

	Principal Amount	Value
Municipal Securities — 97.9%
CALIFORNIA — 97.9%
ABAG Finance Auth. for Nonprofit Corps. Multifamily Housing Rev., Series 2002 A, (The Arbors Apartments), VRDN, 0.29%, 9/1/10 (FNMA) (LIQ FAC: FNMA)	$2,000,000	$2,000,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (Marin Country Day School), VRDN, 0.28%, 9/2/10 (LOC: U.S. Bank N.A.)	1,565,000	1,565,000
ABAG Finance Auth. for Nonprofit Corps. Rev., (St. Pauls-Day-Episcopal School), VRDN, 0.36%, 9/2/10 (LOC: Wells Fargo Bank N.A. and First Bank)	2,000,000	2,000,000
ABAG Finance Auth. for Nonprofit Corps. Rev., Series 2005 A, (San Francisco University), VRDN, 0.25%, 9/2/10 (LOC: Northern Trust Co.)	2,870,000	2,870,000
Anaheim Union High School District COP, (School Facility Bridge Funding), VRDN, 0.26%, 9/2/10 (AGM) (SBBPA: Wachovia Bank N.A.)	4,660,000	4,660,000
Apple Valley COP, (Public Facilities Financing), VRDN, 0.30%, 9/2/10 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement)	3,140,000	3,140,000
Austin Trust Various States GO, Series 2008-3016X, VRDN, 0.29%, 9/1/10 (AGM) (LIQ FAC: Bank of America N.A.)(1)	7,180,000	7,180,000
Austin Trust Various States GO, Series 2008-3019X, VRDN, 0.29%, 9/1/10 (AGM) (LIQ FAC: Bank of America N.A.)(1)	6,500,000	6,500,000
Austin Trust Various States GO, Series 2008-3044X, VRDN, 0.29%, 9/1/10 (AGM) (LIQ FAC: Bank of America N.A.)(1)	6,665,000	6,665,000
Butte County Housing Auth. Multi-Family Rev., (Pine Tree Apartments), VRDN, 0.32%, 9/1/10 (LOC: Wells Fargo Bank N.A.)	72,000	72,000
California Enterprise Development Auth. Rev., (Community Hospice, Inc.), VRDN, 0.30%, 9/2/10 (LOC: Bank of Stockton and FHLB)	4,595,000	4,595,000
California Enterprise Development Auth. Rev., (Frank-Lin Distillers-Recovery Zone Facilities), VRDN, 0.30%, 9/2/10 (LOC: Wells Fargo Bank N.A.)	3,000,000	3,000,000
California Enterprise Development Auth. Rev., (Humane Society Silicon Valley), VRDN, 0.30%, 9/2/10 (LOC: First Republic Bank and Bank of America N.A.)	7,825,000	7,825,000
California GO, Series 2006-1255, (PUTTERs), VRDN, 0.30%, 9/2/10 (BHAC-CR/Ambac) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	2,750,000	2,750,000
California GO, Series 2007-1932, (PUTTERs), VRDN, 0.40%, 9/2/10 (AGM) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	4,995,000	4,995,000
California Infrastructure & Economic Development Bank Rev., (Bay Area Toll Bridges), VRDN, 0.30%, 9/2/10 (LOC: Bank of the West)	2,830,000	2,830,000
California Infrastructure & Economic Development Bank Rev., (Country Schools), VRDN, 0.30%, 9/2/10 (LOC: First Republic Bank and Bank of New York)	3,000,000	3,000,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (iWorks, Inc.), VRDN, 0.43%, 9/1/10 (LOC: City National Bank and FHLB)	1,335,000	1,335,000

8

California Tax-Free Money Market

	Principal Amount	Value
California Infrastructure & Economic Development Bank Rev., Series 2009 B, (Pacific Gas and Electric), VRDN, 0.22%, 9/1/10 (LOC: Wells Fargo Bank N.A.)	$3,300,000	$3,300,000
California Municipal Finance Auth. Rev., Series 2008 A, (Central Coast YMCA), VRDN, 0.26%, 9/2/10 (LOC: Pacific Capital Bank N.A. and FHLB)	2,750,000	2,750,000
California Pollution Control Financing Auth. Rev., Series 2010 A, (Alameda County Industries), VRDN, 0.33%, 9/1/10 (LOC: Bank of the West)	2,460,000	2,460,000
California Pollution Control Financing Auth. Solid Waste Disposal Rev., (BLT Enterprises), VRDN, 0.33%, 9/1/10 (LOC: Union Bank of California N.A.)	3,000,000	3,000,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	14,500,000	14,618,164
California State Department of Water Resources Power Supply Rev., Series 2005 G3, VRDN, 0.28%, 9/2/10 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	6,950,000	6,950,000
California Statewide Communities Development Auth. Multifamily Housing Rev., Series 2008-2680, (PUTTERs), VRDN, 0.40%, 9/2/10 (LOC: JPMorgan Chase Bank N.A.) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	7,500,000	7,500,000
California Statewide Communities Development Auth. Rev., (Goodwill of Santa Cruz), VRDN, 0.34%, 9/2/10 (LOC: Wells Fargo Bank N.A.)	1,300,000	1,300,000
California Statewide Communities Development Auth. Rev., (Metropolitan Area Advisory), VRDN, 0.50%, 9/2/10 (LOC: Bank of America N.A.)	2,665,000	2,665,000
California Statewide Communities Development Auth. Rev., (Trinity Children & Family), VRDN, 0.45%, 9/1/10 (LOC: Citizens Business Bank and California State Teacher’s Retirement)	6,800,000	6,800,000
Diamond Bar Public Financing Auth. Lease Rev., Series 2002 A, (Community/Senior Center), VRDN, 0.32%, 9/1/10 (LOC: Union Bank of California N.A.)	7,200,000	7,200,000
East Bay Municipal Utility District Water System Rev., Series 2010 A1, VRN, 0.30%, 9/2/10	4,900,000	4,900,000
East Bay Municipal Utility District Water System Rev., Series 2010 A2, VRN, 0.30%, 9/2/10	22,650,000	22,650,000
El Monte COP, Series 2003 A, (Community Improvement), VRDN, 0.30%, 9/2/10 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement)	4,475,000	4,475,000
Hanford Sewer System Rev., Series 1996 A, VRDN, 0.42%, 9/2/10 (LOC: Union Bank of California N.A.)	1,100,000	1,100,000
Irvine Improvement Bond Act of 1915 Special Assessment Rev., Series 2006 A, (Assessment District No. 05-21), VRDN, 0.24%, 9/1/10 (LOC: Bank of New York and California State Teacher’s Retirement)	1,600,000	1,600,000
JP Morgan Chase Trust Rev., Series 2009-3361, (PUTTERs/DRIVERs), VRDN, 0.30%, 9/2/10 (NATL) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	2,570,000	2,570,000
JP Morgan Chase Trust Rev., Series 2009-3416, (PUTTERs/DRIVERs), VRDN, 0.30%, 9/2/10 (NATL/FGIC) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	2,200,000	2,200,000

9

California Tax-Free Money Market

	Principal Amount	Value
Long Beach Health Facilities Rev., (Memorial Health Services), VRDN, 0.31%, 9/1/10	$15,200,000	$15,200,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	11,500,000	11,602,162
Los Angeles Unified School District Tax & Rev. Anticipation Notes GO, Series 2010 A, 2.00%, 6/30/11	5,000,000	5,054,634
Manhattan Beach COP, VRDN, 0.40%, 9/2/10 (LOC: Bank of America N.A.)	3,425,000	3,425,000
Metropolitan Water District Southern California Rev., Series 2009 A1, VRDN, 0.35%, 9/2/10	15,000,000	15,000,000
Metropolitan Water District Southern California Rev., Series 2009 A2, VRDN, 0.30%, 9/2/10	14,000,000	14,000,000
Moreno Valley COP, (City Hall Refinancing), VRDN, 0.30%, 9/2/10 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement)	4,875,000	4,875,000
Novato Multifamily Housing Rev., (Nova-Ro III Senior Housing), VRDN, 0.30%, 9/2/10 (LOC: Bank of the West)	2,750,000	2,750,000
Oakland-Alameda County Coliseum Auth. Rev., Series 2000 C1, VRDN, 0.31%, 9/1/10 (LOC: Bank of New York and California State Teacher’s Retirement)	1,400,000	1,400,000
Orange County Housing Multifamily Apartments Development Auth. Rev., Series 1985 CC, (Lantern Pines), VRDN, 0.30%, 9/1/10 (FNMA) (LIQ FAC: FNMA)	1,450,000	1,450,000
Paramount Unified School District COP, (School Facility Bridge Funding Program), VRDN, 0.26%, 9/2/10 (AGM) (SBBPA: Wachovia Bank N.A.)	3,100,000	3,100,000
Reedley COP, (Mennonite Brethren Homes), VRDN, 0.28%, 9/2/10 (LOC: U.S. Bank N.A.)	10,240,000	10,240,000
Riverside County COP, Series 1985 B, (Aces-Riverside County Public Facility), VRDN, 0.30%, 9/1/10 (LOC: State Street Bank & Trust Co.)	5,800,000	5,800,000
San Bernardino County Multifamily Housing Auth. Rev., Series 1993 A, (Rialto Heritage), VRDN, 0.28%, 9/2/10 (LOC: California Federal Bank and FHLB)	4,330,000	4,330,000
San Bernardino County Tax & Rev. Anticipation Notes GO, Series 2010 A, 2.00%, 6/30/11	4,000,000	4,053,066
San Diego County Tax & School Districts Rev. Anticipation Notes, Series 2010 A, 2.00%, 6/30/11	4,000,000	4,053,397
San Pablo Redevelopment Agency Tax Allocation Rev., (Tenth Township), VRDN, 0.24%, 9/1/10 (LOC: Union Bank of California N.A.)	950,000	950,000
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.45%, 9/2/10 (LOC: Landesbank Baden-Wurttemberg)	33,000,000	33,000,000
Southern California Public Power Auth. Rev., (Transmission), VRDN, 0.28%, 9/1/10 (Ambac) (LOC: Lloyds TSB Bank plc)	3,000,000	3,000,000
Sweetwater Union High School District GO, Series 2008-2684, (PUTTERs), VRDN, 0.40%, 9/2/10 (AGM) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,500,000	3,500,000
Victorville Joint Powers Financing Auth. Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 0.30%, 9/2/10 (LOC: BNP Paribas)	10,000,000	10,000,000
West Hills Community College District COP, VRDN, 0.34%, 9/1/10 (LOC: Union Bank of California N.A.)	9,000,000	9,000,000

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California Tax-Free Money Market

	Principal Amount	Value
Yolo County Multifamily Housing Rev., Series 1998 A, (Primero Grove), VRDN, 0.45%, 9/2/10 (LOC: Bank of the West and California State Teacher’s Retirement)	$7,580,000	$7,580,000
TOTAL INVESTMENT SECURITIES — 97.9%		338,383,423
OTHER ASSETS AND LIABILITIES — 2.1%		7,181,443
TOTAL NET ASSETS — 100.0%		$345,564,866

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
BHAC-CR = Berkshire Hathaway Assurance Corporation —
Custodial Receipts
COP = Certificates of Participation
DRIVERs = Derivative Inverse Tax-Exempt Receipts
FGIC = Financial Guaranty Insurance Company
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
PUTTERs = Puttable Tax-Exempt Receipts
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $43,860,000, which represented 12.7% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

AUGUST 31, 2010
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$338,383,423
Cash	997,757
Receivable for investments sold	6,205,000
Receivable for capital shares sold	198,473
Interest receivable	227,042
346,011,695

Liabilities
Payable for capital shares redeemed	343,909
Accrued management fees	102,810
Dividends payable	110
446,829

Net Assets	$345,564,866

Investor Class Capital Shares
Outstanding (unlimited number of shares authorized)	345,561,638

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$345,561,634
Undistributed net realized gain on investment transactions	3,232
$345,564,866

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED AUGUST 31, 2010
Investment Income (Loss)
Income:
Interest	$1,351,558

Expenses:
Management fees	1,877,601
Temporary guarantee program fees	10,854
Trustees’ fees and expenses	17,927
Other expenses	5,600
1,911,982
Fees waived	(598,341)
1,313,641

Net investment income (loss)	37,917

Net realized gain (loss) on investment transactions	3,232

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,149

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2010 AND AUGUST 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$37,917	$4,223,782
Net realized gain (loss)	3,232	73,055
Net increase (decrease) in net assets resulting from operations	41,149	4,296,837

Distributions to Shareholders
From net investment income	(37,751)	(4,223,782)
From net realized gains	(68,617)	—
Decrease in net assets from distributions	(106,368)	(4,223,782)

Capital Share Transactions
Proceeds from shares sold	104,177,823	206,688,782
Proceeds from reinvestment of distributions	101,772	3,928,321
Payments for shares redeemed	(198,286,690)	(351,102,162)
Net increase (decrease) in net assets from capital share transactions	(94,007,095)	(140,485,059)

Net increase (decrease) in net assets	(94,072,314)	(140,412,004)

Net Assets
Beginning of period	439,637,180	580,049,184
End of period	$345,564,866	$439,637,180

Accumulated net investment loss	—	$(166)

Transactions in Shares of the Fund
Sold	104,177,823	206,688,782
Issued in reinvestment of distributions	101,772	3,928,321
Redeemed	(198,286,690)	(351,102,162)
Net increase (decrease) in shares of the fund	(94,007,095)	(140,485,059)

See Notes to Financial Statements.

14

Notes to Financial Statements

AUGUST 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in municipal obligations with very short-term maturities. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, temporary guarantee program fees, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The effective annual management fee for the year ended August 31, 2010 was 0.49% before waiver and 0.33% after waiver.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired on September 18, 2009. For the year ended August 31, 2010, the annualized ratio of the program fee to average net assets was 0.003%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor (non-voting shares) in ACC.

16

3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of August 31, 2010, the valuation inputs used to determine the fair value of the fund’s municipal securities were classified as Level 2. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended August 31, 2010, the fund did not utilize the program.

5. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

17

6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Exempt income	$37,751	$4,219,344
Taxable ordinary income	$68,617	$1,217
Long-term capital gains	—	$3,221

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

7. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

8. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $37,807 as exempt interest dividends for the fiscal year ended August 31, 2010.

The fund hereby designates $68,617 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

18

Financial Highlights
California Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended August 31
	2010		2009		2008		2007		2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(1)	0.01		0.02		0.03		0.03
Distributions
From Net Investment Income	—	(1)	(0.01)		(0.02)		(0.03)		(0.03)
From Net Realized Gains	—	(1)	—		—	(1)	—		—
Total Distributions	—	(1)	(0.01)		(0.02)		(0.03)		(0.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(2)	0.03%		0.77%		2.38%		3.16%		2.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.34	%(3)	0.49	%(3)(4)	0.47	%(4)	0.49	%(4)	0.52	%(4)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.50%		0.55%		0.51%		0.51%		0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01	%(3)	0.83	%(3)(4)	2.32	%(4)	3.12	%(4)	2.64	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.15)%		0.77%		2.28%		3.10%		2.64%
Net Assets, End of Period (in thousands)	$345,565		$439,637		$580,049		$552,347		$530,013

(1)	Per-share amount was less than $0.005.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(3)	During the reporting period, the investment advisor voluntarily agreed to waive a portion of its management fees in order to maintain a positive yield.

(4)	From August 1, 2006 to July 31, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2010

20

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century California Tax-Free and Municipal Funds (the proposal was voted on by all shareholders of funds issued by American Century California Tax-Free and Municipal Funds):

Frederick L.A. Grauer	For:	1,348,614,209
	Withhold:	62,773,142
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	217,867,847
	Against:	5,344,851
	Abstain:	8,997,222
	Broker Non-Vote:	9,151,738

21

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

22

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

23

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

24

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005); Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)
The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Board Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience ofthe Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

26

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fundinvestment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board member may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

27

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

28

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

30

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital 5 Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital California Tax-Exempt Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and are issued in California.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital Municipal High Yield Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Index (a subset of the Barclays Capital U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more, and excludes Treasury Bills.

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1010
CL-ANN-69564

37

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $107,593
FY 2010:                    $  98,377

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $27,288
FY 2010:                    $  6,613

These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $27,288
FY 2010:                    $  6,613

These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $177,638
FY 2010:                    $190,563

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 29, 2010